UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office — Zip code)
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, D.C. 20004-2415
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-6029
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

annual report

Daily Income Fund

Short-Term Government Securities Fund

Short-Term Bond Fund

Stock Index Fund

Value Fund

Small-Company Stock Fund

International Value Fund

Nasdaq-100 Index Tracking Stock(SM) Fund

DECEMBER 31,
2006

HOMESTEAD FUNDS
Created by NRECA

National Rural Electric Cooperative Association

Table of Contents

In addition to historical information, the portfolio manager’s commentary for a Fund may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments and governmental regulations of the Fund and its holdings. Such statements are subject to uncertainty and the impact on a Fund may be materially different from what is described here. The comments reflect the view of the portfolio manager as of the date set forth and may have changed since that date.

The portfolio manager of a Fund has no obligation to update or revise these statements. Investment in a Fund is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Fund, please refer to the prospectus.

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Value Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	23
Short-Term Government Securities Fund	25
Short-Term Bond Fund	28
Stock Index Fund	37
Value Fund	38
Small-Company Stock Fund	39
International Value Fund	40
Nasdaq-100 Index Tracking StockSM Fund	41
STATEMENTS OF ASSETS AND LIABILITIES	42
STATEMENTS OF OPERATIONS	44
STATEMENTS OF CHANGES IN NET ASSETS	46
FINANCIAL HIGHLIGHTS
Daily Income Fund	48
Short-Term Government Securities Fund	49
Short-Term Bond Fund	50
Stock Index Fund	51
Value Fund	52
Small-Company Stock Fund	53
International Value Fund	54
Nasdaq-100 Index Tracking StockSM Fund	55
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	60
DIRECTORS AND OFFICERS	61
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	63
PRIVACY POLICY	77

PERFORMANCE EVALUATION
Daily Income Fund
Investment commentary for the period ended December 31, 2006, provided by portfolio manager Patricia Murphy. Comments prepared January 8, 2007.

ECONOMIC LANDSCAPE

Short-term interest rates trended higher through the first half of the year as the Federal Reserve’s policy-making unit— the Federal Open Market Committee— continued to methodically boost its target for the federal funds rate by 25 basis points at each meeting. The Fed’s fourth and final rate increase of the year was on June 29th, midyear, which brought this key target rate from 4.25% to 5.25%.

The fed funds rate is the rate banks charge each other on overnight loans to meet reserve requirements. It is a driver of short-term market rates, including yields on deposit accounts and money market securities such as CDs and Treasury bills.

FUND PERFORMANCE

The Daily Income Fund posted a total return of 4.37% in 2006. This result reflects the underlying trend in short rates: yields on underlying securities in which the Fund invests slowly increased in the first half of the year and then leveled off in the second half as the Fed held short rates constant.

After the Fed stopped raising interest rates, we took steps to slowly increase the portfolio’s average maturity. By year end, the weighted average maturity for Fund holdings was about 35 days, compared to 18 days at mid-year and 20 days at the start of the year.

Comments issued with the Fed’s monetary policy decisions indicate that the threat of higher inflation is still the committee’s chief concern. However, the pace of economic growth looks to be moderating, largely due to a pervasive slow-down in the housing market. While the tea leaves of incoming economic data can be difficult to read, the Fed’s history suggests that a sustained pause in rate adjustments indicates a shift in course. However, a rate cut is not a certainty and, even if the Fed’s next move is a reduction in rates, the timing of that action is far from certain.

OUTLOOK

The Federal Reserve’s monetary policy committee is in a holding pattern. As long as inflation remains under control, it is unlikely that the Fed will raise rates. As long as economic activity continues to be strong and unemployment remains low, it is unlikely that the Fed will lower rates. With the Fed standing pat, we expect to keep portfolio maturity about where it is for the short term.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/06
Daily Income Fund	4.37%	1.85%	3.29%

YIELD
Annualized 7-day effective yield quoted 12/31/06			4.83%

SECURITY DIVERSIFICATION		on 12/31/05	on 12/31/06
(% of total investments)
Commercial paper		78.3%	72.9%
Corporate bonds		2.5%	25.6%
U.S. Government obligations		19.2%	1.5%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/05	on 12/31/06
Average Weighted Maturity		20 days	35 days

The yield quotation more closely reflects the current earnings of the Fund than the total return. An investment in the Daily Income Fund, a money market fund, is not insured or guaranteed by the FDIC or any other government agency. While this Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money by investing in this Fund. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund’s average total returns are net of any fee waivers and reimbursements.

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Funds
Investment commentary for the period ended December 31, 2006, provided by portfolio manager Doug Kern. Comments prepared January 16, 2007.

ECONOMY AND INTEREST RATES

The economy’s expansion in 2006 saw a marked deceleration in the second half of the year due in large part to severe weakness in the residential real estate market and production cuts at the Big Three auto manufacturers and their related suppliers. Other negatives weighing a bit on second-half growth were continued high energy costs, stretched consumer balance sheets and various geo-political concerns. Offsetting positive factors included strong world trade conditions aided domestically by a weakening dollar, continued investment in construction excluding the housing sector and employment gains— which gave consumer confidence a boost— as well as a cooling of both inflationary and interest rate pressures. So far, the drag from housing and autos has not had a large spillover affect on the rest of the economy.

While GDP rose 5.6% and 2.6% in the first and second quarters, respectively, it rose a more modest 2.0% in the third quarter and is estimated to have grown at about 3% in the fourth quarter. New home construction in the third quarter experienced its most significant decline in 15 years, and November existing home sales, which account for about 85% of the U.S. housing market, fell almost 11% compared to a year earlier. Domestic auto production fell at a 10% annual rate in the third quarter as unwanted inventories started to increase at the dealer level. While crude oil ended the year at roughly $61 per barrel, which was 21% below peak levels from July, it still trades well above 50% of the levels from two years ago. Wages, as measured by December employment data, grew 4.2% from a year earlier, the largest gain since November 2000; however, the personal savings rate is still an abysmal negative number (-1.0%), leaving little room for error in the event of a meaningful economic contraction.

Total exports grew 9% in the year ended September 30, 2006, aided by the weakness in the U.S. dollar which declined more than 5% versus the Euro over the same time period. Nonresidential investment grew 11% over the year ended September 30, 2006, while its residential counterpart contracted by 5%. Employment grew by more than 1.8 million in 2006 with slightly greater strength seen in the second half as the unemployment rate fell to 4.5% in December from 4.9% a year ago, with plentiful jobs boosting the Conference Board’s index of consumer sentiment to its second-highest level of the year in December. While core CPI (less food and energy) increased 2.6% in the year ended November 30, 2006, slightly above the levels of six months earlier, the overall CPI grew just 2.0% in the year ended November 30, 2006, as compared to 4.2% six months earlier. The yield on the 10-year Treasury, which peaked at about 5.25% in late June, fell to below 4.75% by the end of the year. Mortgage rates typically track the 10-year Treasury, thus the dip in rates was a positive for homeowners.

The Federal Reserve’s policy making unit, the Federal Open Market Committee (FOMC), raised its target for the federal funds rate by 25 basis points at each of its first four scheduled meetings in 2006, bringing the rate from 4.25% at the end of 2005 to 5.25% at mid-year, and then left the rate unchanged for the balance of the year. From the minutes of the FOMC’s December meeting, “all members agreed that the risk that inflation would fail to moderate as desired remained the predominant concern.” The minutes also expressed the Committee’s view that while the economy appears to be on track to expand moderately the pace of growth over the coming quarters is less predictable and could be uneven.

The Fed’s rate hikes in 2006 led to higher bond yields, although rates backed down somewhat during the second half of the year. Over the course of the year, two-year Treasury note yields rose 45 basis points, three-year Treasury note yields rose 39 basis points and five-year Treasury note yields rose 37 basis points. This kept the yield curve inverted, meaning that longer term rates were lower than shorter term rates.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 3.87% for 2006, compared to its benchmark index’s

   Performance Evaluation

3.81% gain. The Short-Term Bond Fund returned 4.38%, ahead of its benchmark’s return of 4.24%.

Sectors with strong performance for the year included asset-backed securities, mortgages and utilities, although virtually all sectors of the bond market had superior returns compared to U.S. Treasuries. Asset-backed securities and mortgages benefited from their better credit quality relative to available yields, while utilities continued to be viewed as a “safe harbor” relative to other corporate sectors that are more vulnerable to investors’ fears of debt-financed share repurchases or leveraged buy-outs.

Both Funds benefited from exposure to sectors that are not included in their respective benchmarks, primarily asset-backed and mortgage-backed securities. The largest drag to performance was the Funds’ exposure to U.S. Treasuries, which were overlooked in 2006 as investors’ demonstrated a greater willingness to accept increased risks for higher yields.

OUTLOOK

The Fed tightening cycle that started in June of 2004 with the first Fed rate hike to 1.25% effectively ended in June of 2006 with the fed funds rate at 5.25%. While publicly Fed Chairman Bernanke and other Fed governors stress the need for vigilance against inflation and remind Fed watchers of the possibility for further hikes in the fed funds rate, the historical record suggests a resumption of rate hikes is unlikely. The Fed’s next move is more likely to be a rate cut although the timing of that action is uncertain. Some recent indicators (e.g., signs of stabilization in the housing market, continued employment growth and labor market tightness) suggest the Fed has some time to wait before the economy would need any additional stimulus in the form of lower rates. But, given the recent fall in energy prices, the Fed could respond with a cut quickly if there was a renewed housing market slump and/or signs of weakness spreading to the rest of the economy. Given the FOMC’s recent pronouncements that inflation concerns are still priority number one and that somewhat slower growth is expected and can be tolerated, we expect the “wait and see” approach to continue for some period of time. Additionally, recent gains in the stock market combined with the weaker U.S. dollar suggest that growth going forward is unlikely to be below consensus forecasts. This also suggests that an imminent rate cut is not needed and fairly unlikely.

Given a continuation of mild economic growth, relatively benign inflation and a Fed that is likely to cut rates eventually makes for a fairly favorable environment for bond investors. Concerns about credit quality are likely to emerge this year or next, which may have a noticeable negative impact on corporate bond sectors, particularly the lowest rungs of the investment-grade category. This generally suggests that higher quality issuers or non-corporate sectors (e.g., mortgages, governments) are to be preferred.

While the bond market is not compelling from a valuation standpoint relative to past experiences, strong demand for savings vehicles coupled with a Fed that is at worst neutral and an economy that seems poised to grow at about trend should yield modestly positive investment results for bond market participants.

Performance Evaluation

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/06
Short-Term Government Securities Fund	3.87%	2.50%	3.97%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	3.81%	3.18%	4.97%

YIELD
Annualized 30-day SEC yield quoted 12/31/06			4.33%

SECURITY DIVERSIFICATION		on 12/31/05	on 12/31/06
(% of total investments)
U.S. Treasuries		74.5%	60.8%
Government-guaranteed agencies		9.5%	13.0%
Mortgage-backed securities		9.4%	12.9%
Asset-backed securities		5.8%	8.4%
Municipal bonds		0.0%	2.6%
Cash equivalents		0.8%	2.3%

Total		100.0%	100.0%

MATURITY		on 12/31/05	on 12/31/06
Average Weighted Maturity		2.93 years	3.01 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1996. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/06
Short-Term Bond Fund	4.38%	3.09%	4.65%
Merrill Lynch 1-4.99 Year Corp./ Gov. Index	4.24%	3.71%	5.31%

YIELD
Annualized 30-day SEC yield quoted 12/31/06			4.37%

SECURITY DIVERSIFICATION		on 12/31/05	on 12/31/06
(% of total investments)
Corporate bonds		38.9%	47.4%
Mortgage-backed securities		18.1%	20.6%
U.S. Government obligations		24.8%	16.5%
Asset-backed securities		13.3%	8.3%
Municipal bonds		3.3%	1.4%
Commercial paper		1.6%	5.8%
Cash equivalents		less than 0.1%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/05	on 12/31/06
Average Weighted Maturity		2.91 years	2.98 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on December 31, 1996. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund
Investment commentary for the period ended December 31, 2006, provided by SSgA, manager of the State Street Equity 500 Index Portfolio. Comments prepared January 12, 2007.

MARKET CONDITIONS

Global financial markets closed out the year 2006 with a stellar fourth quarter. Stocks rallied consistently through the final three months of the year, and bonds generated positive returns before retreating a bit in December.

INDEX AND FUND PERFORMANCE

December marked the seventh consecutive month in positive territory for the S&P 500®; its only negative month during 2006 came way back in May. The S&P returned 1.40% for December, 6.70% for the fourth quarter and 15.79% for the whole of 2006. Your Fund tracked the Index closely with a 12-month return of 15.01%.

CONTRIBUTORS BY SECTOR

The strong positive trends for equities in 2006 meant gains across all sectors, but there were clear leaders and laggards. The telecommunications services group was the full-year winner with a 36.82% gain. Solid dividends, stable cash flow and the prospective consolidation of BellSouth into AT&T helped the sector recover from several years of sluggish performance. Energy was the second-best performer in 2006, adding 24.21% on the year. Even though oil prices stabilized in the second half, their average level through the year was easily high enough to bring gushing profits to energy firms. Energy also shone in the fourth quarter, rebounding 11.17% from a third-quarter drubbing, but the same warm weather that pressured fuel prices made energy stocks the weakest group in December, when they posted a 1.86% loss.

Other top sector performers in 2006 included materials, which outperformed the S&P 500 returning 18.62%, and consumer discretionary, which added 18.84% for the year. Despite tough times in housing and retailing, resurgence of shares in many mainstream media concerns gave the discretionary sector a solid boost during 2006.

The weakest sectors in 2006, ironically enough, were two traditional growth areas: health care and information technology. With respective full-year gains of 7.53% and 8.33%, they were the only S&P sectors to languish in single digits. Although there were numerous companies in these sectors that did demonstrate impressive growth in profits and prospects, others confronted challenging competition, and some ran afoul of compensation scandals. Questions were raised about some stock option incentive programs. Health care services firms and semiconductor companies were among the more vulnerable.

CONTRIBUTORS BY STOCK

The largest contributor to return for 2006 was energy firm Exxon Mobil Corp, also the largest holding in the benchmark, gaining 39.07% for the year. Cisco Systems, also in the top ten holdings, was the second largest contributor with a 2006 gain of 59.64%. The third largest contributor was well known AT&T which ended 2006 up 53.16%.

The largest detractors to return were three firms intimately connected to the internet and technology world. Intel detracted the most, losing 17.18% for the year. Yahoo! and eBay followed by dropping 34.81% and 30.43% respectively.

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 12/31/06
Stock Index Fund	15.01%	5.42%	1.69%
Standard & Poor’s 500 Stock Index	15.79%	6.19%	2.41%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/06*		at 12/31/06*

Financials	21.9%	Consumer staples	9.0%
Information technology	14.4%	Utilities	3.4%
Healthcare	11.7%	Telecommunications	3.4%
Industrials	10.6%	Materials	3.0%
Consumer discretionary	10.5%	Cash equivalents	2.7%
Energy	9.4%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/06*		at 12/31/06*

ExxonMobil Corp.	3.4%	Proctor & Gamble Co.	1.6%
General Electric Co.	2.9%	Johnson & Johnson	1.5%
Citigroup, Inc.	2.1%	Pfizer, Inc.	1.4%
Microsoft Corp.	2.0%	American International Group, Inc.	1.4%
Bank of America Corp.	1.8%	Altria Group, Inc.	1.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund
Investment commentary for the year ended December 31, 2006, provided by portfolio manager Stuart Teach. Comments prepared
January 16, 2007.

MARKET CONDITIONS

The broad stock market indices moved higher in 2006. The Nasdaq Composite advanced 10.38%. The Standard & Poor’s 500® Stock Index finished the period up 15.79%. This is the Index’s fourth consecutive annual increase.

Most major equity indices posted scant returns for the first six months of 2006 as investors sat on the sidelines awaiting more information as to how rising interest rates and higher energy prices would play out against the backdrop of a maturing economic expansion and growing concerns for corporate profitability. In the second half of the year, investors’ appetite for risk returned as inflation fears waned and energy prices looked to be peaking. Stocks ended the year with a solid fourth quarter rally, as investors regained confidence that the economy was on firm footing.

FUND PERFORMANCE

The Value Fund gained 17.82% for the year and its benchmark index, the unmanaged S&P 500 Stock Index, increased 15.79%. The Fund’s better-than-benchmark results were due in part to the portfolio’s greater percentage of assets invested in energy-related, materials and industrial companies. Energy stocks and material stocks increased more than the Index overall and the Fund’s stock selections in these categories rose more than the stocks that comprise the Index’s sectors. The Fund’s stock selections in the industrial sector were also strong. The two information technology sector stocks the Fund owns, Hewlett Packard and IKON Office Solutions, appreciated much more than the information technology sector and the overall Index.

During 2006, the Fund’s portfolio weightings were slightly altered. In general, during the course of the year, the Fund became less invested in energy and more invested in health care and technology.

We have seen progress made in the pharmaceutical industry to address the impact of generic competition and changes to the Medicare system. In broad terms this has been in the form of new drug launches and cost reductions to enhance financial returns. Technology companies have also made adjustments to their operations as the industry faces a scenario of slower growth. These internal improvements, combined with share price valuations that assume little to no growth, have made several information technology companies more attractive.

During the second half of 2006, we established initial positions in three technology companies trading at what we believe to be attractive valuations. These were Cisco Systems, a manufacturer of computer networking equipment; the PC manufacturer and direct retailer Dell; and SAIC Inc., a company that provides information technology services to government agencies and the military. In addition, we took an initial position in the pharmaceutical company Pfizer, Inc.

Throughout 2006 we added to positions in Abbott Laboratories, Bristol-Myers Squibb, Citigroup, Cooper Tire & Rubber, Schering-Plough, Southwest Airlines, Tyco International Ltd. and UnumProvident Corporation.

In keeping with our strategy of lowering the Fund’s exposure to energy names, we reduced our investment in Chevron Corporation and sold our position in BP PLC (British Petroleum).

OUTLOOK

The conditions that supported the stock market’s advance in 2006 remain fairly intact as we enter 2007. Interest rates have remained stable since mid-year, with most investors believing they will remain at, or near present rates throughout 2007. Valuations have increased slightly, but so has corporate profitability.

Some concern exists over whether the economy’s slower pace of growth will eventually lead to a downturn or whether there will be a resurgence of momentum and a more rapid economic expansion. But generally, conditions for business remain favorable and company profitability continues to be fairly solid. Other factors could alter this outlook, for example, a political event or terrorist action. But barring these types of unpredictable situations, stocks look set to advance in 2007 against a generally favorable economic backdrop.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/06
Value Fund	17.82%	10.84%	9.94%
Standard & Poor’s 500 Stock Index	15.79%	6.19%	8.42%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/06		on 12/31/06

Financials	22.4%	Materials	6.8%
Industrials	16.9%	Utilities	3.9%
Healthcare	16.6%	Consumer discretionary	3.7%
Energy	10.0%	Consumer staples	3.1%
Information technology	7.4%	Cash equivalents	9.2%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/06		on 12/31/06

Marathon Oil Corp.	3.8%	Abbott Laboratories	3.0%
Bristol-Myers Squibb Co.	3.4%	Citigroup, Inc.	2.9%
Schering-Plough Corp.	3.1%	Dow Chemical Co.	2.9%
Tyco International Ltd.	3.1%	Fifth Third Bancorp	2.7%
JPMorgan Chase & Co.	3.0%	GlaxoSmithKline PLC	2.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1996. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund
Investment commentary for the period ended December 31, 2006, provided by portfolio manager Stuart Teach. Comments prepared
January 16, 2007.

MARKET CONDITIONS

In 2006, the small-capitalization stock market indices, including the Standard & Poor’s 600 Small-Cap and the Russell 2000, continued to keep pace with or outperform the larger capitalization stock market indexes such as the Dow Jones Industrials, the Nasdaq Composite and the Standard & Poor’s 500® Stock Index.

In early 2006, market pundits were suggesting that the tide was about to turn and large-capitalization companies would soon see better returns than small-capitalization companies. But small-capitalization stock returns in 2006 remained commensurate with those for large-capitalization companies.

FUND PERFORMANCE

Your Fund increased 16.69% in 2006 while its benchmark, the Russell 2000, increased 18.37%. The Fund’s results trailed those of the Index primarily due to lower rates of appreciation for the Fund’s stock selections in the energy, consumer discretionary and financial industry groupings. Among the Fund’s energy holdings, disappointing results came from the oil and gas drilling contractor Helmerich & Payne and the exploration company Cimarex. The Fund’s positions in the financial industry appreciated nicely; however, they did not quite keep pace with the increase for the Index’s holdings in this sector.

The Fund recorded strong results in industrials and information technology sectors. As was the case for the first six months of 2006, appreciation at Flowserve, Manitowoc, Regal-Beloit and Triumph Group led the better than index results in the industrial sector for the full year. IKON Office Solutions and the cable and wire manufacturer Belden CDT did very well in the information technology sector.

New positions established in 2006 were consistent with one of our long-standing investment themes and a strategy we have discussed in prior reports: owning community bank stocks. We took initial positions in Middleburg Financial Corporation and Cardinal Financial Corporation. Both companies operate community banks in the Northern Virginia marketplace. Over the last several years, the Fund has benefited from its investments in well managed community banks located in more rapidly growing geographic markets of the United States. Also in 2006, we added to existing positions in community banks including Carolina National Corporation, City Bank (Lynnwood, Washington), National Bankshares and Southcoast Financial Corporation.

In the consumer discretionary category, we took an initial position in Blair Corporation, an internet retailer of apparel. Also during the year we added to positions in Hancock Fabrics (specialty retail), Asset Acceptance Capital Corp. (financial services) and Westlake Chemical Corp.

OUTLOOK

Small-capitalization stocks have done better than large-capitalization stocks for several years now, and the general view among the ranks of investors is that small-capitalization stocks will see their returns lag those of large-capitalization stocks in the near future because they now trade at a premium valuation compared to large-capitalization stocks. While that may come to pass, we remain confident in the Fund’s ability to produce attractive and competitive results over the longer-term.

An important factor in our confidence is that unlike our benchmark index, which is a broad collection of 2000 smaller-sized companies, the Fund uses a value approach to selecting small-cap stocks. We seek companies priced at levels that are below what we consider to be their intrinsic value, or companies that are likely to make a change in their business that will lead to an improvement in their competitive position and/or their financial returns. As noted here previously, these types of companies are compelling no matter the temporary condition of the overall stock market.

This approach can sometimes mean it takes time for the better than index returns to materialize. We appreciate your continued trust and investment.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 12/31/06
Small-Company Stock Fund	16.69%	13.76%	9.11%
Russell 2000 Index	18.37%	11.39%	7.57%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/06		at 12/31/06

Industrials	22.4%	Materials	4.1%
Financials	20.0%	Utilities	3.8%
Consumer discretionary	18.5%	Healthcare	2.6%
Information technology	13.0%	Consumer staples	2.1%
Energy	5.2%	Cash equivalents	8.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/06		at 12/31/06

Manitowoc Co., Inc.	5.9%	Claire’s Stores, Inc.	3.6%
Flowserve Corp.	4.7%	National Bankshares, Inc. (Virginia)	3.3%
Belden CDT, Inc.	4.3%	Western Digital Corp.	3.3%
Questar Corp.	3.8%	O’Charley’s Inc.	3.0%
Regal-Beloit Corp.	3.7%	Helmerich & Payne, Inc.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Value Fund
Investment commentary for the period ended December 31, 2006, provided by subadvisor Mercator Asset Management, LP.
Comments prepared January 18, 2007.

RELATIVE RESULTS

For most global stock markets, the fourth quarter of 2006 ended on a surprisingly strong note. Better than expected economic growth, abundant liquidity and a flurry of merger activity contributed to a powerful move in most markets. Bad news was largely ignored as investors focused on more positive developments. The ongoing search for higher returns led to a resurgence in the appetite for risk which drove virtually all asset classes higher. Within the U.S. and abroad, many investors continued to reward stocks that have outperformed in recent years with premium valuations, despite moderating economic growth and higher interest rates in Japan and Europe.

The Fund’s relative fourth quarter performance compared to the MSCI® EAFE® Index was not surprising given this investment environment and the Fund’s more conservative positioning in larger capitalization, financially strong companies. The portfolio returned 8.16% compared to 10.35% for the Index. Given these results and our confidence in the portfolio, we believe your investments are relatively more attractive today than they were earlier in the year. Operating results for most companies in the portfolio equaled or exceeded expectations and are well positioned for a more challenging investment environment.

Relative performance since the June conversion to active management, nevertheless, remained favorable. For the six months ended December 31, 2006, the portfolio returned 12.64% versus 14.69% for EAFE. For the 12 months the portfolio returned 25.79% versus 26.34% for EAFE. Foreign exchange contributed to these positive results as the dollar weakened against many major currencies.

OUTLOOK AND STRATEGY

We begin 2007 with a cautiously optimistic outlook. Globally, economic growth is projected to slow compared to 2006, but remain at a reasonable level. Following four years of strong absolute returns, foreign equity markets may be ripe for consolidation. Consensus earnings expectations are too high, leaving potential for disappointment.

Europe continues to benefit from strong export growth to both developed and developing countries. The consumer is also feeling more confident as employment increases and real estate remains strong. Low, albeit rising, interest rates have kept M&A activity at a record level with many of our portfolio companies benefiting. The strength of the Euro, particularly relative to the Japanese yen, is somewhat of a concern for the export sector and raises the potential for protectionist rhetoric. In addition, with corporate profitability at a 20 year high and unemployment falling, workers may begin to demand higher wages and benefits, reversing a multi-year decline. With this as a backdrop, it is likely that profit margins are close to peaking.

The year 2006 marked the fifth in a row of positive operating profit growth in Japan. This is likely to persist as corporations continue to restructure. The weaker yen is helping to boost competitiveness and is a direct benefit to Japanese exports. The outlook may also be improving for Japanese consumption as wages are beginning to rise. Valuations in Japan have converged with the rest of the world. This, combined with stronger balance sheets, low interest rates and positive regulatory changes, has started to attract merger and acquisition activity and a record level of foreign investment.

We remain more cautious on emerging markets and the resource-based economies of Australia and Canada, the prospects for which are linked by a very fragile relationship between demand for commodities and liquidity. In addition, our work indicates that at this time, risk is not being adequately priced, particularly for emerging markets, making these countries vulnerable to negative surprises.

The convergence in valuations across markets, sectors and capitalization ranges should ultimately lead investors to focus on quality as a differentiating factor, particularly in light of moderating economic growth. With this in mind, we believe a portfolio of companies characterized by larger cap-size, strong balance sheets, solid profitability and attractive valuations should perform relatively well.

   Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/06
International Value Fund*	25.79%	13.68%	6.71%
MSCI® EAFE® Index	26.34%	14.98%	8.50%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 12/31/06		at 12/31/06

United Kingdom	22.0%	Netherlands	3.8%
Japan	20.7%	Sweden	2.3%
Switzerland	9.3%	Hong Kong	1.6%
Germany	8.0%	Taiwan	1.5%
Spain	6.7%	South Korea	1.3%
France	6.7%	Australia	0.5%
Italy	6.6%	Mexico	0.5%
Singapore	5.6%	Cash equivalents	2.9%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/06		at 12/31/06

AXA SA	3.0%	Unicredito Italiano SpA	2.4%
Givaudan SA	2.5%	United Overseas Bank, Ltd.	2.4%
Takeda Pharmaceutical Co., Ltd.	2.5%	Singapore Telecommunications, Ltd.	2.4%
Telefonica SA	2.5%	Ericsson	2.3%
Swatch Group AG	2.4%	ING Groep NV	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator’s role as subadvisor began June 12, 2006.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund
Investment commentary for the year ended December 31, 2006, provided by portfolio manager Stuart Teach. Comments prepared January 22, 2007.

MARKET CONDITIONS

The year just ended was somewhat of a surprise, with stocks in the U.S. advancing more strongly than many expected they would given a backdrop of rising interest rates, higher energy prices and the potential for these conditions to choke off the economy’s expansion. Stock prices see-sawed through the first half of the year, but by the second-half of the year, investors had become more confident that the economy would chug along without dipping into recession and their appetite for risk returned. Most major indices posted double-digit gains for the year, with the lion’s share of the advance occurring in the second half of the year.

The federal funds rate— a key driver of short-term rates— began the year at 4.25% and ended it at 5.25%. The Federal Reserve’s policy-making committee met four times in the first half of the year and at each meeting nudged its target for this key rate higher by 25 basis points. At mid-year the Fed took a pause, and in its final four meetings of 2006 elected to leave the target rate unchanged. Statements issued after the policy-setting meetings indicated the committee still considers the threat of inflation to be its top concern. However, the committee acknowledged that the pace of the economy’s growth had moderated somewhat.

FUND AND INDEX PERFORMANCE

Your Fund advanced 5.48%, compared to the benchmark’s increase of 7.30%. The primary components of tracking error (the difference between the Fund’s return and that of the Index it seeks to match) are operating expenses, such as trading costs, and the impact of cash flows. Money coming in and out of the Fund as investors buy and sell shares dislocates Fund performance relative to the Index.

The Nasdaq-100 Index, and therefore your Fund, are heavily concentrated in technology companies. Technology stocks tended not to be among the market’s top performers for the year, although the sector rebounded sharply in the fourth quarter.

Among the reasons for technology stocks’ less robust results were sluggish business investment in new technology and cyclical supply/demand factors in the semiconductor business. The good news for investors may be that while technology stocks did not advance as strongly as the broad market this year, their less robust increase brings current valuations to more attractive levels.

The Fund’s portfolio remains heavily exposed to technology stocks— representing at year end roughly 56% of total value— which limits the Fund’s suitability to those who can tolerate the greater volatility that goes hand-in-hand with a more concentrated portfolio.

   Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/06
Nasdaq-100 Index Tracking StockSM Fund	5.48%	0.87%	-8.91%
Nasdaq-100 Index	7.30%	2.48%	-6.40%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/06*		at 12/31/06*

Technology	56.0%	Consumer goods	2.6%
Consumer services	19.4%	Telecommunications	2.1%
Health care	13.6%	Basic materials	0.3%
Industrials	5.8%	Oil & gas	0.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/06*		at 12/31/06*

Microsoft Corp.	6.7%	Intel Corp.	2.7%
Apple Computer, Inc.	6.7%	Comcast Corp.	2.7%
QUALCOMM, Inc.	5.0%	Starbucks Corp.	2.5%
Google Inc.	4.2%	Amgen Inc.	2.5%
Cisco Systems, Inc.	4.0%	Oracle Corp.	2.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the Nasdaq-100 Index Tracking StockSM, the exchange traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets. More information about the Nasdaq-100 Index Tracking StockSM Fund is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2006 and held through December 31, 2006.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	7/1/2006	12/31/2006	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,019.83	$3.96	0.74%
Hypothetical (5% return before expenses)	1,000.00	1,021.46	4.24	0.74%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,022.63	$3.82	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.41	3.81	0.75%
SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,027.48	$4.08	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.15	4.07	0.80%
STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,019.96	$3.60	0.68%
Hypothetical (5% return before expenses)	1,000.00	1,021.77	3.46	0.68%
VALUE FUND
Actual Return	$1,000.00	$1,087.77	$3.71	0.71%
Hypothetical (5% return before expenses)	1,000.00	1,021.61	3.61	0.71%
SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,057.74	$6.35	1.23%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.25	1.23%
INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,127.72	$5.25	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.18	5.03	0.99%
NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	$1,000.00	$1,102.46	$7.88	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.57	7.62	1.50%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Office at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings can also be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS

Homestead Funds Inc. (“Homestead”) and RE Advisers (“REA”) have entered into investment advisory agreements (the “Advisory Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund and the Nasdaq-100 Index Tracking Stock Fund (each, a “Fund” and, collectively, the “Funds”).

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, each Fund’s Advisory Agreement must be specifically approved: (i) by the vote of the Board of Directors or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of any party (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund’s Directors must request and evaluate, and REA is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Advisory Agreement.

Consistent with these responsibilities, the Fund’s Board of Directors holds a meeting each year at which it considers whether to renew the Advisory Agreements between each Fund and REA. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requests that REA provide a wide variety of materials including information about REA’s affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Directors also receive a memorandum from Fund counsel regarding the responsibilities of Directors in connection with their consideration of whether to renew each Fund’s Advisory Agreement.

Specifically, the Board requested and received written materials from REA regarding: (a) the investment management and other services REA provides;

   Regulatory and Shareholder Matters

(b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) a Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds and (j) REA’s Business Continuity Plan.

At the September 27, 2006 meeting of the Board of Directors, the Directors, including a majority of the Independent Directors, unanimously approved the renewal of the Advisory Agreement between REA and each Fund. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Advisory Agreements, including the resources REA dedicates to the Funds;
•	each Fund’s investment performance and how it compared to that of other comparable mutual funds;
•	each Fund’s expenses under its Advisory Agreement and how those expenses compared to those of other comparable mutual funds;
•	the profitability of REA and its affiliates with respect to each Fund, including both direct and indirect benefits accruing to REA and its affiliates; and
•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

As noted above, the Board of Directors considered the nature, extent and quality of the services provided by REA to the Funds and the resources REA dedicates to the Funds. In this regard, the Directors evaluated, among other things, REA’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by REA to the Funds and the resources REA dedicates to the Funds supported renewal of the Advisory Agreements.

The Board of Directors also considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Directors considered each Fund’s performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of the peer group and selection criteria. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Advisory Agreements.

With respect to the Funds’ expenses under the Advisory Agreements, the Directors considered the rate of compensation called for by the Advisory Agreements and each Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Directors also considered information about average expense ratios of comparable mutual funds in each Fund’s respective peer group. Finally, the Directors considered the effects of REA’s contractual expense reimbursement agreements to prevent total Fund expenses from exceeding a specified cap and that REA, through these reimbursement agreements, has maintained the Funds’ net operating expenses at competitive levels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreements.

With regard to profitability, the Directors considered all compensation flowing to REA, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by REA and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of REA is reasonable and supported renewal of the Advisory Agreements.

Additionally, the Directors considered the existence of any economies of scale and whether those were passed along to a Fund shareholders through graduated advisory fee schedules. Based on this evaluation,

Regulatory and Shareholder Matters

the Board concluded that economies of scale existed for the Value Fund and the Small-Company Stock Fund and that these two Funds obtain reasonable benefit from economies of scale as a result of the breakpoints which are part of their advisory fee schedules.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement for each fund separately and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

   Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
December 31, 2006

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(25.6% of portfolio)
American General Finance Corp.	5.75%	03/15/07	$2,785,000	$2,787,193
CIT Group Inc.	7.38	04/02/07	6,112,000	6,141,854
HSBC Finance Corp.	5.75	01/30/07	500,000	500,113
Merrill Lynch & Co. Inc.	7.00	01/15/07	1,535,000	1,535,834
Merrill Lynch & Co. Inc.	4.18	01/26/07	1,000,000	999,173
Merrill Lynch & Co. Inc.	5.36	02/01/07	1,200,000	1,199,856
Merrill Lynch & Co. Inc.	3.00	04/30/07	350,000	347,374
Morgan Stanley	6.88	03/01/07	3,900,000	3,909,240
Pepsico Inc.	3.20	05/15/07	5,870,000	5,825,899
Pfizer Inc.	2.50	03/15/07	3,624,000	3,603,945
Wells Fargo & Co.	5.13	02/15/07	5,663,000	5,661,022

Total Corporate Notes (Cost $32,511,503)				32,511,503

COMMERCIAL PAPER

(72.9% of portfolio)
American Express Credit Corp.	5.26	01/08/07	4,410,000	4,405,490
American General Finance Corp.	5.28	01/24/07	1,450,000	1,445,113
American General Finance Corp.	5.26	02/01/07	1,910,000	1,901,349
American Honda Finance Corp.	5.23	01/22/07	2,360,000	2,352,800
American Honda Finance Corp.	5.24	01/23/07	1,700,000	1,694,556
American Honda Finance Corp.	5.23	01/24/07	2,100,000	2,092,983
BellSouth Corp.	5.23	01/03/07	1,100,000	1,099,680
BellSouth Corp.	5.22	01/22/07	3,160,000	3,150,378
BellSouth Corp.	5.26	02/05/07	1,960,000	1,949,986
Chevron Texaco Funding Corp.	5.22	01/02/07	1,970,000	1,969,714
Chevron Texaco Funding Corp.	5.24	01/19/07	4,230,000	4,218,918
Citigroup Funding Inc.	5.25	01/11/07	2,320,000	2,316,617
Citigroup Funding Inc.	5.28	01/18/07	1,900,000	1,895,263
Citigroup Funding Inc.	5.27	02/02/07	1,980,000	1,970,725
General Electric Capital Corp.	5.24	01/29/07	1,730,000	1,722,949
General Electric Capital Corp.	5.24	01/31/07	1,260,000	1,254,498
IBM Corp.	5.22	01/02/07	2,000,000	1,999,710
IBM Corp.	5.22	01/05/07	2,000,000	1,998,840
IBM Corp.	5.23	01/09/07	2,200,000	2,197,443
Merrill Lynch & Co. Inc.	5.26	01/30/07	260,000	258,900
MetLife Inc.	5.22	02/05/07	700,000	696,448
MetLife Inc.	5.24	01/12/07	5,500,000	5,491,194
Morgan Stanley	5.25	01/10/07	2,260,000	2,257,034
Nestle Capital Corp.	5.22	01/09/07	1,850,000	1,847,854
Nestle Capital Corp.	5.21	01/10/07	2,850,000	2,846,288
Nestle Capital Corp.	5.21	01/19/07	1,380,000	1,376,405
Pfizer Investment Capital Corp.	5.21	01/08/07	2,540,000	2,537,427
Proctor & Gamble Co.	5.23	01/03/07	2,450,000	2,449,288
Proctor & Gamble Co.	5.23	02/22/07	3,750,000	3,721,671
Prudential Funding Corp.	5.25	01/26/07	1,610,000	1,604,130
Prudential Funding Corp.	5.24	01/30/07	3,140,000	3,126,746
Prudential Funding Corp.	5.23	01/31/07	1,380,000	1,373,985
Southern Company	5.23	01/04/07	3,270,000	3,268,575
Southern Company	5.30	01/22/07	2,870,000	2,861,127
Toyota Motor Credit Corp.	5.24	01/11/07	1,590,000	1,587,686
Toyota Motor Credit Corp.	5.24	01/25/07	2,280,000	2,272,035
Toyota Motor Credit Corp.	5.26	01/26/07	2,280,000	2,271,672
UBS Finance Delaware LLC	5.27	01/02/07	6,200,000	6,199,092
XTRA Inc.	5.30	01/17/07	3,000,000	2,992,933

Total Commercial Paper (Cost $92,677,502)				92,677,502

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
December 31, 2006

U.S. GOVERNMENT AGENCY OBLIGATIONS	Interest Rate	Maturity Date	Face Amount	Value

(1.5% of portfolio)
Federal Home Loan Bank	4.63%	01/03/07	$50,000	$49,997
Federal Home Loan Bank	5.25	01/10/07	800,000	798,950
Federal Home Loan Bank	2.63	02/16/07	500,000	498,292
Federal Home Loan Bank	5.32	02/23/07	250,000	249,964
Federal Home Loan Bank	4.43	03/28/07	200,000	199,577
Federal Home Loan Mortgage Corp. (a)	3.30	04/30/07	25,000	24,813
Federal Home Loan Mortgage Corp. (a)	3.16	05/07/07	30,000	29,784
Federal Home Loan Mortgage Corp. (a)	3.50	10/25/07	75,000	73,956

Total U.S. Government Agency Obligations (Cost $1,925,333)				1,925,333

MONEY MARKET ACCOUNT			Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund	4.99	(b)	1,055	1,055

Total Money Market Account (Cost $1,055)				1,055

TOTAL INVESTMENTS IN SECURITIES (Cost $127,115,393)—100%				$127,115,393

(a)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(b)	7-day yield at December 31, 2006.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
December 31, 2006

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(8.4% of portfolio)
Small Business Administration 93-20J	5.90%		10/01/13	$72,872	$73,918
Small Business Administration 98-20D	6.15		04/01/18	99,293	101,558
Small Business Administration 98-20E	6.30		05/01/18	64,908	66,613
Small Business Administration 98-20H	6.15		08/01/18	36,367	37,216
Small Business Administration 99-20D	6.15		04/01/19	101,105	103,639
Small Business Administration 05-10E	4.54		09/01/15	91,749	90,052
Small Business Administration Pool #100075	3.50		05/25/19	65,485	59,826
Small Business Administration Pool #500724	7.25	(a)	12/25/13	15,070	15,072
Small Business Administration Pool #502261	6.38	(a)	10/25/17	23,376	23,366
Small Business Administration Pool #502477	6.25	(a)	09/25/18	62,726	62,471
Small Business Administration Pool #502543	5.95	(a)	01/25/19	111,158	112,000
Small Business Administration Pool #502684	6.25	(a)	07/25/19	26,633	26,991
Small Business Administration Pool #503278	5.88	(a)	02/25/21	68,353	68,921
Small Business Administration Pool #503463	6.13	(a)	09/25/21	82,542	82,106
Small Business Administration Pool #504067	6.00	(a)	01/25/08	44,674	44,404
Small Business Administration Pool #504305	5.88	(a)	10/25/23	31,342	31,074
Small Business Investment Companies 99-10A	6.24		03/10/09	320,563	326,080
Small Business Investment Companies 02-20K	5.08		11/01/22	74,642	74,312
Small Business Investment Companies 02-P10B	5.20		08/01/12	171,759	172,056
Small Business Investment Companies 03-10B	3.39		03/01/13	113,940	108,825
Small Business Investment Companies 03-P10B	5.14		08/10/13	161,283	160,983
Small Business Investment Companies 03-10A	4.63		03/10/13	733,658	713,484
Small Business Investment Companies 03-P10A	4.52		02/10/13	57,653	55,854
Small Business Investment Companies 04-10B	4.68		09/10/14	198,436	193,416
Small Business Investment Companies 04-P10A	4.50		02/10/14	175,114	169,720
Small Business Investment Companies 04-10A	4.12		03/01/14	189,129	180,016

Total Asset Backed Securities (Cost $3,123,558)					3,153,973

MORTGAGE BACKED SECURITIES
(12.9% of portfolio)
GNMA #1928	7.00		11/20/09	6,471	6,546
GNMA #8006	5.75	(a)	07/20/22	48,786	49,329
GNMA #8038	5.75	(a)	08/20/22	30,120	30,456
GNMA #8040	5.75	(a)	08/20/22	72,798	73,732
GNMA #8054	5.13	(a)	10/20/22	13,585	13,734
GNMA #8076	5.13	(a)	11/20/22	28,929	29,284
GNMA #8102	5.13	(a)	02/20/16	20,148	20,107
GNMA #8103	5.63	(a)	02/20/16	65,522	66,080
GNMA #8157	5.38	(a)	03/20/23	61,539	62,197
GNMA #8191	5.38	(a)	05/20/23	102,439	103,126
GNMA #8215	5.38	(a)	04/20/17	12,697	12,771
GNMA #8259	5.75	(a)	08/20/23	25,935	26,209
GNMA #8297	5.13	(a)	12/20/17	30,349	30,796
GNMA #8332	5.50	(a)	03/20/18	19,763	19,859
GNMA #8384	5.38	(a)	03/20/24	13,835	13,968
GNMA #8393	6.00	(a)	08/20/18	14,309	14,348
GNMA #8400	5.75	(a)	08/20/18	25,397	25,663
GNMA #8405	6.00	(a)	09/20/18	22,583	22,814
GNMA #8423	5.38	(a)	05/20/24	16,612	16,746
GNMA #8429	5.13	(a)	11/20/18	27,690	28,086
GNMA #8459	5.75	(a)	07/20/24	25,088	25,396
GNMA #8499	5.88	(a)	05/20/19	12,106	12,198
GNMA #8518	5.13	(a)	10/20/24	22,805	23,094
GNMA #8532	5.13	(a)	10/20/24	31,771	32,220
GNMA #8591	5.38	(a)	02/20/25	73,633	74,501
GNMA #8638	5.38	(a)	06/20/25	34,345	34,635
GNMA #8648	5.75	(a)	07/20/25	45,713	46,231
GNMA #8663	5.75	(a)	07/20/25	31,070	31,509
GNMA #8687	5.75	(a)	08/20/25	7,644	7,747
GNMA #8702	5.13	(a)	10/20/20	17,516	17,754
GNMA #8747	5.13	(a)	11/20/25	23,493	23,818

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
GNMA #8807	5.75	%(a)	07/20/21	$36,202	$36,600
GNMA #8836	5.75	(a)	09/20/21	32,314	32,661
GNMA #8847	5.38	(a)	04/20/26	35,100	35,369
GNMA #8869	5.13	(a)	11/20/21	91,356	92,467
GNMA #8873	5.13	(a)	11/20/21	39,127	39,629
GNMA #8877	5.38	(a)	05/20/26	8,846	8,926
GNMA #8883	5.13	(a)	12/20/21	31,434	31,807
GNMA #8915	5.38	(a)	02/20/22	31,835	32,162
GNMA #8934	5.38	(a)	03/20/22	58,584	59,204
GNMA #8973	5.88	(a)	05/20/22	13,207	13,283
GNMA #8978	5.38	(a)	05/20/22	148,719	149,861
GNMA #80053	5.38	(a)	03/20/27	8,169	8,270
GNMA #80058	5.38	(a)	04/20/27	8,716	8,784
GNMA #80185	5.38	(a)	04/20/28	100,586	101,405
GNMA #80264	5.25	(a)	03/20/29	86,587	86,811
GNMA #80283	5.38	(a)	05/20/29	77,276	77,921
GNMA #80300	5.50	(a)	07/20/29	56,939	57,035
GNMA #80309	5.50	(a)	08/20/29	22,509	22,515
GNMA #80363	5.25	(a)	01/20/30	167,865	168,436
GNMA #80426	5.50	(a)	07/20/30	8,764	8,781
GNMA #80452	5.50	(a)	09/20/30	52,526	52,607
GNMA #80475	4.88	(a)	12/20/30	81,587	81,503
GNMA #80577	4.75	(a)	02/20/32	22,699	22,666
GNMA #81129	5.50	(a)	10/20/34	463,277	457,566
GNMA #510280	6.00		08/15/14	27,445	27,926
GNMA #583189	4.50		02/20/17	134,488	130,171
GNMA #780336	6.50		02/15/11	10,998	11,134
GNMA 1996-4	7.00		04/16/26	12,096	12,497
GNMA 2001-53	5.70	(a)	10/20/31	21,857	21,959
GNMA 2001-61	5.85	(a)	09/20/30	50,553	50,862
GNMA 2002-15	5.50		11/20/31	227,104	226,447
GNMA 2002-20	4.50		03/20/32	55,121	53,616
GNMA 2002-69	5.70	(a)	06/20/28	4,736	4,737
GNMA 2002-88	5.00		05/16/31	230,497	227,644
GNMA 2003-11	4.00		10/17/29	102,572	97,148
GNMA 2003-12	4.50		02/20/32	81,293	78,814
GNMA 2003-26	5.80	(a)	04/16/33	31,585	31,582
GNMA 2003-86	4.00		03/20/23	58,035	57,362
GNMA 2003-97	4.50		03/20/33	163,230	157,504
GNMA 2004-17	4.50		12/20/33	352,105	338,719
GNMA 2006-36	6.00		02/20/21	140,749	140,446
Government Lease Trust (d)	4.00		05/18/11	522,959	500,908

Total Mortgage Backed Securities (Cost $4,854,663)					4,850,699

MUNICIPAL BOND
(2.6% of portfolio)
Johnson City Tennessee Public Building Authority	7.00		09/01/18	100,000	107,310
St. Johns County Florida Convention Center	8.00		01/01/26	750,000	765,000
Chicago Illionis Public Building Commission	7.00		01/01/07	100,000	100,010

Total Municipal Bond (Cost $970,663)					972,320

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(64.5% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	478,153
Government Trust Certificate (Sri Lanka Trust)	5.56	(a)	06/15/12	137,500	137,499
National Archives Facility Trust	8.50		09/01/19	56,018	66,271
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	274,010
Overseas Private Investment Corp.	4.10		11/15/14	133,440	127,918
Overseas Private Investment Corp.	3.74		04/15/15	71,201	67,577

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
Private Export Funding Corp.	7.11%		04/15/07	$100,000	$100,554
Private Export Funding Corp.	5.75		01/15/08	500,000	502,641
Rowan Companies Inc.	2.80		10/20/13	133,333	123,409
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	250,722
U.S. Department of Housing and Urban Development	3.62		08/01/07	2,000,000	1,981,428
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	264,525
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	505,432
U.S. Treasury Note	3.63		04/30/07	3,750,000	3,733,009
U.S. Treasury Note	4.25		10/31/07	3,750,000	3,725,685
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,228,565
U.S. Treasury Note	3.38		02/15/08	1,750,000	1,719,443
U.S. Treasury Note	4.88		04/30/08	1,500,000	1,498,593
U.S. Treasury Note	2.63		05/15/08	500,000	485,078
U.S. Treasury Note	3.75		05/15/08	500,000	492,344
U.S. Treasury Note	4.38		11/15/08	1,000,000	991,953
U.S. Treasury Note	4.50		02/15/09	2,850,000	2,832,743
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	4,099,106	2,582,921

Total U.S. Government and Agency Obligations (Cost $24,290,924)					24,170,473

U.S. TREASURY BILL
(9.3% of portfolio)
U.S. Treasury Bill	4.76		01/04/07	3,500,000	3,498,601

Total U.S. Treasury Bill (Cost $3,498,601)					3,498,601

MONEY MARKET ACCOUNT

(2.3% of portfolio)
Vanguard Treasury Money Market Fund	4.80	(e)	874,149	874,149

Total Money Market Account (Cost $874,149)				874,149

TOTAL INVESTMENTS IN SECURITIES (Cost $37,612,558)—100%				$37,520,215

(a)	Variable coupon rate as of December 31, 2006.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security, security accretes to a premium price at maturity.

(d)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $500,908 and represents 1.3% of net assets.

(e)	7-day yield at December 31, 2006.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
December 31, 2006

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(36.1% of portfolio)
BASIC INDUSTRIES—3.7%
3M Employee Stock Ownership Plan (b)	5.62%		07/15/09	$2,388,890	$2,397,848
Avery Dennison Corp.	5.60	(a)	08/10/07	400,000	400,400
Cooper Industries Inc.	5.25		07/01/07	170,000	169,478
Exxon Capital Corp.	6.13		09/08/08	650,000	660,378
International Business Machines Corp.	3.80		02/01/08	1,175,000	1,156,494
Minnesota Mining & Manufacturing Co.	4.78	(a)	09/30/27	250,000	247,353
Nabisco Inc.	7.05		07/15/07	200,000	201,787
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	264,000	247,153
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	320,010
Vintage Petroleum, Inc.	8.25		05/01/12	1,075,000	1,128,149
ITT Corp.	5.08	(a)	08/25/48	730,000	713,889

Total Basic Industries					7,642,939

CONSUMER STAPLES—0.5%
Beverages
Anheuser-Busch Companies, Inc.	7.13		07/01/17	130,000	134,666
Brown Forman Corp.	3.00		03/15/08	905,000	877,225

Total Consumer Staples					1,011,891

CONSUMER DISCRETIONARY—0.1%
Specialty Retail
Home Depot Inc.	5.49	(a)	12/16/09	230,000	229,983

Total Consumer Discretionary					229,983

FINANCE—16.9%
Banks
Bank of America Corp.	4.20	(d)	10/15/09	465,000	453,422
Bank of America Corp.	4.25	(d)	12/15/09	200,000	195,020
Bank of America Corp.	7.23		08/15/12	200,000	215,436
Bayerische Landesbank New York	4.55	(a)	09/17/07	285,000	282,501
Bayerische Landesbank New York	2.88		10/15/08	575,000	551,457
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,099,762
Bayerische Landesbank New York	4.00	(d)	02/28/10	775,000	768,560
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,084,589
Deutsche Bank AG New York	4.02		07/13/07	1,125,000	1,124,471
Deutsche Bank AG New York	5.00		09/28/07	430,000	428,819
Deutsche Bank AG New York	3.30		11/30/07	225,000	220,865
Deutsche Bank AG New York	0.00	(a)	08/04/08	500,000	469,100
Deutsche Bank AG New York	5.35		12/01/08	770,000	766,912
Deutsche Bank AG New York	5.00	(d)	11/17/09	2,175,000	2,172,286
Deutsche Bank AG New York	5.50		11/30/09	330,000	329,132
First Tennesse Bank	4.55		07/03/08	650,000	642,153
Landensbank Baden—Wurttemberg New York	4.53	(a)	05/16/07	100,000	99,944
Rabobank Nederland NV New York	4.63	(d)	08/25/08	375,000	372,040
Suntrust Bank	4.55		05/25/09	450,000	442,553
UBS AG Stamford	5.40		11/28/07	740,000	739,805
US Bank N.A.	2.87		02/01/07	2,125,000	2,120,665
US Bank N.A.	3.70		08/01/07	700,000	692,941
US Bank N.A.	3.75		02/06/09	100,000	97,167
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	3.67		10/04/07	100,000	98,697
Caterpillar Financial Services Corp.	5.79	(a)	08/07/08	100,000	100,099
Consumer Loans
American General Finance Corp.	3.88		10/01/09	640,000	615,914
Beneficial Corp.	7.00		02/12/07	125,000	125,115

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
Beneficial Corp.	7.06%		09/17/07	$100,000	$100,788
Berkshire Hathaway Finance Corp.	3.38		10/15/08	250,000	242,293
General Electric Capital Corp.	2.80		01/15/07	700,000	699,477
General Electric Capital Corp.	3.50		12/05/07	290,000	285,574
General Electric Capital Corp.	4.80	(a)	05/30/08	813,000	807,668
General Electric Capital Corp.	4.65	(a)	06/11/08	920,000	913,095
General Electric Capital Corp.	4.50	(a)	06/27/08	100,000	98,971
General Electric Capital Corp.	4.00	(d)	12/20/08	125,000	122,918
General Electric Capital Corp.	5.00	(a)	02/20/09	1,200,000	1,179,576
General Electric Capital Corp. (b)	4.15		04/14/09	555,000	545,877
General Electric Capital Corp.	3.25		07/15/10	100,000	92,843
General Electric Capital Corp.	4.00	(d)	09/12/11	295,000	286,041
General Electric Capital Corp.	5.11	(a)	09/01/48	2,425,000	2,412,584
Household Finance Corp.	5.35		12/15/07	100,000	99,329
Household Finance Corp.	5.79	(a)	05/15/08	110,000	109,612
Household Finance Corp.	5.59	(a)	08/15/08	100,000	99,273
SLM Corp.	5.65	(a)	03/15/08	115,000	115,170
Toyota Motor Credit Corp	5.00	(d)	10/08/08	350,000	348,023
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	216,364
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	216,229
American International Group (b)	2.88		05/15/08	450,000	435,385
Chubb Corp.	4.93		11/16/07	100,000	99,596
Hartford Life Global Funding	5.75		08/15/12	210,000	208,642
MassMutual Global Funding II (b)	5.08		03/05/07	1,100,000	1,098,540
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	95,836
MBIA Global Funding LLC (b)	4.38		03/15/10	525,000	514,668
Monumental Global Funding II (b)	5.20		01/30/07	1,550,000	1,549,710
Monumental Global Funding II (b)	2.80		07/15/08	220,000	211,843
Nationwide Life Global Funding (b)	2.75		05/15/07	750,000	742,919
Principal Life Income Funding	3.20		04/01/09	400,000	382,650
Principal Life Income Funding	4.00		12/15/09	350,000	339,671
Protective Life Secured Trust	5.40		02/15/09	550,000	546,129
Protective Life Secured Trust	4.15		06/15/10	100,000	97,305
Protective Life Secured Trust	4.00		04/01/11	450,000	428,320
Reliance Standard Life (b)	5.63		03/15/11	800,000	797,713
Investment Banker/Broker
Donaldson, Lufkin & Jenrette Securities Corp.	6.06	(a)	03/28/07	1,100,000	1,101,753
Merrill Lynch & Co., Inc.	5.40	(a)	05/21/08	110,000	109,753
Merrill Lynch & Co., Inc.	5.75	(a)	06/15/11	325,000	324,781
Mortgage
Residential Capital Corp.	6.74	(a)	06/29/07	450,000	452,228

Total Finance					34,838,572

HEALTHCARE—3.2%
Healthcare Providers and Services
United Health Group Inc.	3.38		08/15/07	475,000	469,165
Pharmaceuticals
Abbott Laboratories	3.50		02/17/09	225,000	217,730
Abbott Laboratories	5.38		05/15/09	325,000	326,928
Allergan Inc.	7.47		04/17/12	350,000	378,817
Bristol Myers Squibb Co. (b)	4.00		08/15/08	225,000	220,499
Eli Lilly & Co.	2.90		03/15/08	1,000,000	973,376
Merck & Co., Inc.	2.50		03/30/07	1,825,000	1,813,057
Pfizer Inc.	2.50		03/15/07	2,100,000	2,088,215

Total Healthcare					6,487,787

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)
INFORMATION TECHNOLOGY—0.2%
Communications Equipment
Cisco Systems Inc.	5.25%		02/22/11	$450,000	$451,129

Total Information Technology					451,129

TRANSPORTATION—1.3%
Railroad
Burlington Northern Santa Fe Corp.	7.88		04/15/07	635,000	639,036
Burlington Northern Santa Fe Railway Co.	4.58		01/15/21	456,455	440,165
CSX Transportation Inc.	7.03		08/15/07	375,000	378,104
Union Tank Car Co.	6.35		03/17/08	110,000	111,274
Union Tank Car Co.	6.50		04/15/08	102,886	103,549
Union Tank Car Co.	7.45		06/01/09	295,000	309,756
Union Tank Car Co.	6.79		05/01/10	350,000	365,281
Union Tank Car Co.	6.57		01/02/14	305,034	318,044
Services
United Parcel Services	4.00		12/15/09	100,000	97,219

Total Transportation					2,762,428

UTILITIES—10.2%
Electric & Gas
Central Hudson Gas & Electric Corp.	6.00		01/15/09	115,000	116,103
Cleco Corp.	7.00		05/01/08	375,000	380,427
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	506,117
Commonwealth Edison Co.	7.63		01/15/07	750,000	750,310
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,260,861
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	346,421
Potomac Electric Power Co.	6.25		10/15/07	250,000	251,243
PPL Electric Utilities Corp.	5.88		08/15/07	635,000	636,466
Public Service Electric & Gas Co.	6.38		05/01/08	525,000	531,342
Southern California Gas Co.	4.80		10/01/12	165,000	161,285
Washington Gas Light Co.	6.51		08/18/08	350,000	356,196
Telephone
Bell Atlantic Financial Services Inc.	7.60		03/15/07	3,085,000	3,097,713
GTE California Inc.	7.65		03/15/07	2,650,000	2,659,394
GTE California Inc.	7.00		05/01/08	750,000	764,136
GTE Northwest Inc.	5.55		10/15/08	250,000	250,295
New England Telephone & Telegraph Co.	7.65		06/15/07	400,000	403,472
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,384,324
NYNEX Corp.	9.55		05/01/10	52,101	54,039
Pacific Bell	6.13		02/15/08	650,000	654,456
SBC Communications Capital Corp.	7.00		10/01/12	450,000	458,270
Southwestern Bell Capital Corp.	6.68		11/28/07	3,550,000	3,592,728
Southwestern Bell Telephone Co.	7.60		04/26/07	680,000	684,133
Southwestern Bell Telephone Co.	6.63		07/15/07	250,000	251,342
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,354,782

Total Utilities					20,905,855

Total Corporate Bonds (Cost $74,476,554)					74,330,584

YANKEE BONDS
(11.3% of portfolio)
Atlas Copco AB (b)	6.50		04/01/08	100,000	101,078
Bayerische Landesbank	3.75	(d)	07/22/11	1,350,000	1,286,780
BNP Paribas	0.00	(a)	08/06/07	710,000	687,443

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds continued)
BP Canada Finance Co.	3.38%		10/31/07	$1,450,000	$1,427,329
Canadian National Railway Co.	7.52		01/03/10	1,096,888	1,110,204
European Investment Bank	2.70		04/20/07	700,000	695,017
European Investment Bank	4.25	(d)	05/18/11	1,780,000	1,745,333
Glaxosmithkline Capital PLC	2.38		04/16/07	600,000	594,727
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	654,524
Hydro-Quebec	6.27		01/03/26	80,000	87,652
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	94,165
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	954,359
International Bank for Reconstruction and Development	3.00	(d)	04/29/09	375,000	364,624
International Bank for Reconstruction and Development	3.75	(d)	11/08/09	300,000	293,814
International Bank for Reconstruction and Development	4.35	(d)	04/29/10	600,000	594,748
International Bank for Reconstruction and Development	3.75	(d)	05/28/10	885,000	866,257
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	712,830
International Bank for Reconstruction and Development	3.50	(d)	03/03/11	250,000	245,413
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	201,997
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	198,412
International Bank for Reconstruction and Development	3.50	(d)	07/03/13	605,000	582,317
International Multifoods Inc.	6.60		11/13/09	250,000	257,607
IXIS Corp. & Investment Bank	3.25		10/29/07	370,000	364,372
IXIS Corp. & Investment Bank	4.25	(d)	03/04/10	250,000	245,940
KFW	3.25		09/21/07	1,220,000	1,202,117
KFW	4.38	(d)	01/13/11	1,160,000	1,138,984
LLOYDS Bank PLC	4.25	(d)	11/28/08	400,000	393,276
LLOYDS Bank PLC	4.00	(d)	12/10/08	280,000	272,972
Nestle Holding Inc.	3.25	(d)	03/31/09	1,937,000	1,860,913
Ontario Province of Canada	3.28		03/28/08	940,000	917,333
Rabobank Nederland	4.25	(d)	11/12/08	260,000	253,331
Rabobank Nederland	3.38	(d)	02/18/09	700,000	674,702
Rabobank Nederland	4.50	(d)	05/06/11	200,000	195,636
Royal Bank of Scotland PLC	4.25	(d)	10/30/09	420,000	409,408
Shell International Finance BV	5.63		06/27/11	1,100,000	1,122,228
UBS AG Jersey	4.00		06/14/07	400,000	397,788
UBS AG Jersey	4.00		07/13/07	125,000	123,865

Total Yankee Bonds (Cost $23,424,823)					23,329,495

ASSET BACKED SECURITIES
(8.3% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	5.80	(a)	09/17/12	40,197	40,354
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	998,607	983,174
Americredit Automobile Receivables Trust 03-AM	3.10		11/06/09	39,278	39,136
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	2,100,000	2,067,914
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	574,344	557,845
Bay View Auto Trust 05-LJ2	4.41		07/25/10	1,500,000	1,491,343
Capital Auto Receivable Asset Trust 06-SN1A (b)	5.40		01/20/09	775,000	775,202
Capital One Auto Finance Trust 04-B	2.96		04/15/09	119,976	119,853
CIT RV Trust 99-A	6.24		08/15/15	148,431	148,563
CNH Equipment Trust 04-A	2.94		10/15/08	469,427	465,989
CPS Auto Trust 06-C (b)	5.31		02/15/10	125,000	124,994
Credit Acceptance Auto Dealer Loan Trust (b)	5.38		06/15/12	1,250,000	1,249,025
Drive Auto Receivables Trust 05-2 (b)	4.12		01/15/10	628,676	625,163
Drive Auto Receivables Trust 05-3 (b)	4.99		10/15/10	1,125,000	1,120,218
Drive Auto Receivables Trust 06-1 (b)	5.54	(d)	12/16/13	650,000	655,487
DVI Receivables Corp. 00-2	7.12		11/12/08	104,164	102,268
DVI Receivables Corp. 01-2	3.52		07/11/08	411,848	317,123
DVI Receivables Corp. 02-1	4.57		06/11/10	242,055	136,761
DVI Receivables Corp. 03-1	5.85	(a)	03/14/11	1,000,025	855,021

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)
Great America Leasing Receivables 05-1 (b)	4.82%		03/20/09	$250,000	$248,624
Great America Leasing Receivables 06-1 (b)	5.39		09/15/11	495,000	496,235
HPSC Equipment Receivables 03-1A (b)	6.10	(a)	03/20/10	527,618	529,350
LAI Vehicle Lease Securization Trust 04-A (b)	3.41		12/15/10	351,085	345,889
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	344,656	348,574
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	111,342	111,773
Prestige Auto Receivables 04-1A (b)	3.69		06/15/11	659,092	650,750
Prestige Auto Receivables 05-1A (b)	4.37		06/15/12	425,000	419,743
Prestige Auto Receivables 06-1A (b)	5.25		06/17/13	250,000	250,195
Small Business Administration 99-10B	6.00		03/01/09	17,864	17,957
Small Business Administration 02-20K	5.08		11/01/22	261,249	260,092
Small Business Administration 03-10B	3.39		03/01/13	256,365	244,856
Small Business Administration 03-P10B	5.14		08/10/13	193,539	193,180
Small Business Administration 05-10E	4.54		09/01/15	229,373	225,131
Susquehanna Auto Lease Trust 06-1 (b)	5.20		05/14/08	675,000	674,156
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	125,000	124,342

Total Asset Backed Securities (Cost $17,420,977)					17,016,280

MORTGAGE BACKED SECURITIES
(20.6% of portfolio)
Adjustable Rate Mortgage Trust 05-10	4.73	(a)	01/25/36	357,835	357,596
American Business Financial Services 02-1	6.51		12/15/32	140,694	141,541
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	100,000	98,511
Ameriquest Mortgage Securities Inc. 04-IA1	6.00	(a)	09/25/34	376,125	376,475
Amresco Residential Securities 98-1	7.57		10/25/27	163,913	170,178
Banc America Funding Corp. 04-A	5.01	(a)	09/20/34	221,535	216,306
Banc America Funding Corp. 05-G	5.25	(a)	10/20/35	1,643,327	1,616,751
Banc America Mortgage Securities Inc. 04-F	4.15	(a)	07/25/34	780,340	761,994
Banc America Mortgage Securities Inc. 05-A1	5.00		02/25/20	188,557	186,096
Bear Stearns Adjustable Rate Mortgage 04-10	4.65	(a)	01/25/35	1,069,174	1,057,794
Bear Stearns Adjustable Rate Mortgage 05-4	5.34	(a)	05/25/35	306,466	306,860
Bear Stearns Adjustable Rate Mortgage 05-12	5.47	(a)	02/25/36	188,464	186,650
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	62,892	61,880
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	96,991	95,718
Chase Mortgage Finance Corp. 06-A1	6.06	(a)	09/25/36	210,672	211,163
Chaseflex Trust 05-2	6.00		06/25/35	304,872	304,864
CITICORP Mortgage Securities, Inc. 88-11	6.47	(a)	08/25/18	85,763	85,420
CITICORP Mortgage Securities, Inc. 88-17	6.81	(a)	11/25/18	95,789	95,319
CMO Trust 17	7.25		04/20/18	3,403	3,407
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	417,646	429,451
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	116,496	119,773
Countrywide Alternative Loan Trust 04-18CB	5.13		09/25/34	85,036	84,523
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	195,200	195,261
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	764,580	755,242
Countrywide Alternative Loan Trust 05-43	5.74	(a)	10/25/35	100,630	99,968
Countrywide Home Loans 02-32	5.85	(a)	01/25/33	2,298	2,298
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	170,215	164,371
Countrywide Home Loans 03-56	4.49		12/25/33	250,000	245,019
Countrywide Home Loans 03-J13	5.25		01/25/24	926,465	912,923
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	536,540	522,245
Credit Suisse First Boston Mortgage 03-21	6.85	(a)	09/25/33	51,508	53,203
Credit Suisse First Boston Mortgage 03-AR24	4.03	(a)	10/25/33	1,150,000	1,127,574
Credit Suisse First Boston Mortgage 04-AR3	4.73	(a)	04/25/34	89,543	88,924
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	932,579	925,121
DLJ Mortgage Acceptance Corp. 91-3	6.51	(a)	02/20/21	80,591	80,333
FHLMC 2419	5.50		03/15/17	8,570	8,616
FHLMC 2586	3.50		12/15/32	352,845	347,775

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
FHLMC 2649	4.50%		07/15/18	$694,505	$660,418
FHLMC 3061	5.50		07/15/16	599,951	603,117
FHLMC 780754	4.67	(a)	08/01/33	70,371	68,496
FHLMC M80833	4.00		08/01/10	443,343	429,081
FHLMC R009	5.75		12/15/18	783,931	784,556
FHLMC M80848	3.00		07/01/10	340,745	320,960
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	47,415	47,250
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	43,946	43,798
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	2,286	2,275
FNMA 93-170	5.20	(a)	09/25/08	2,279	2,265
FNMA 03-05	4.25		08/25/22	267,148	257,132
FNMA 03-38	5.00		03/25/23	275,127	270,019
FNMA 03-81	4.75		09/25/18	284,306	269,711
FNMA 03-86	4.50		09/25/18	482,612	462,235
FNMA 04-34	5.50		05/25/19	495,205	492,478
FNMA 05-14	5.65	(a)	03/25/35	91,387	91,042
FNMA 06-10	5.75		09/25/20	195,214	195,706
FNMA 813842	4.54	(a)	01/01/35	119,476	120,546
GMACM 05-AR3	4.85	(a)	06/19/35	467,521	463,711
GMACM 05-HE2	4.62		11/25/36	320,499	317,174
GNMA 02-15	5.50		11/20/31	168,057	167,571
GNMA 02-69	5.70	(a)	06/20/28	4,872	4,872
GNMA 02-88	5.00		05/16/31	115,249	113,822
GNMA 03-11	4.00		10/17/29	532,585	504,423
GNMA 03-12	4.50		02/20/32	162,586	157,628
GNMA 03-26	5.80	(a)	04/16/33	71,067	71,059
GNMA 04-17	4.50		12/20/33	75,451	72,583
GNMA 06-36	6.00		02/20/21	234,582	234,076
GNMA 583189	4.50		02/20/17	80,693	78,103
Green Tree Financial Corp. 98-3	6.22		03/01/30	368,430	371,223
GS Mortgage Securities Corp. 03-10	4.94	(a)	10/25/33	633,835	619,932
GS Mortgage Securities Corp. 03-3F	5.00		04/25/33	142,103	140,387
Impac CMB Trust 04-3	3.58	(d)	06/25/34	445,261	443,517
JP Morgan Mortgage Trust 04-A3	4.98	(a)	07/25/34	557,237	544,694
JP Morgan Mortgage Trust 05-A2	5.21	(a)	04/25/35	1,509,697	1,480,458
LB-UBS Commercial Mortgage Trust 02-C2	3.83		06/15/26	7,640	7,632
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	278,680	265,953
Master Adjustable Rate Mortgages Trust 05-1	5.25	(a)	01/25/35	153,618	151,187
Master Alternative Loans Trust 03-5	6.00		08/25/33	167,386	165,590
Master Assets Securitization Trust 03-6	5.00		07/25/18	135,972	134,357
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,894	431,113
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	86,019	85,193
Morgan Stanley Mortgage Loan Trust 05-5AR	5.53	(a)	09/25/35	100,635	100,227
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	2,339	2,329
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	594,809	556,612
Oakwood Mortgage Investors, Inc. 02-A	5.60	(a)	09/15/14	379,381	354,905
Origen Manufactured Housing 05-B	5.25		02/15/14	136,805	136,290
Popular ABS Mortgage Pass-Through Trust 2005-05	5.10		11/25/35	99,605	99,071
Residential Accredit Loans, Inc. 02-QS9	5.95	(a)	07/25/32	22,334	22,340
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	157,350	156,428
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	129,152
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	35,774	35,322
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	562,456	557,880
Residential Funding Mortgage Securities, Inc. 03-S11	3.50		06/25/18	242,303	233,795
Residential Funding Mortgage Securities, Inc. 03-S15	4.50		08/25/18	387,235	371,150
Residential Funding Mortgage Securities, Inc. 03-S17	5.50		09/25/33	781,187	776,584
Residential Funding Mortgage Securities, Inc. 05-SA2	4.69	(a)	06/25/35	135,947	136,359
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	99,994	94,006
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	200	200

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)
Structured Adjustable Rate Mortgage Loan 04-3 AC	4.94	%(a)	03/25/34	$55,891	$55,653
Structured Adjustable Rate Mortgage Loan 04-8	4.68	(a)	07/25/34	700,000	681,392
Structured Adjustable Rate Mortgage Loan 04-18	5.00	(a)	12/25/34	379,426	383,716
Structured Adjustable Rate Mortgage Loan 06-1 2A1	5.63	(a)	02/25/36	100,042	100,001
Structured Adjustable Rate Mortgage Loan 06-1 7A1	5.62	(a)	02/25/36	614,286	608,993
Structured Asset Mortgage Investments 04-AR5	7.15	(a)	10/19/34	92,139	92,329
Structured Asset Securities Corp. 98-RF1 (b)	8.73	(a)	04/15/27	97,648	97,834
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,203	90,597
Structured Asset Securities Corp. 04-3AC	5.57	(a)	03/25/24	647,686	645,205
Structured Asset Securities Corp. 04-11	7.34	(a)	08/25/34	181,580	181,580
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	4,010	4,003
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	1,494,928	1,484,378
Vanderbilt Mortgage & Finance 03-A	6.00	(a)	05/07/26	966,672	973,403
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	626,620	620,175
Washington Mutual Mortgage Securities Corp. 03- AR10	4.06	(a)	10/25/33	1,604,210	1,589,062
Washington Mutual Mortgage Securities Corp. 03- AR11	3.99	(a)	10/25/33	1,075,000	1,049,690
Washington Mutual Mortgage Securities Corp. 05- AR7	4.92	(a)	08/25/35	753,846	744,304
Washington Mutual Mortgage Securities Corp. 05- AR12	4.84	(a)	10/25/35	82,463	81,345
Wells Fargo Mortgage Backed Securities 03-6	5.00		06/25/18	101,610	99,133
Wells Fargo Mortgage Backed Securities 03-17	5.00		01/25/34	546,304	537,442
Wells Fargo Mortgage Backed Securities 04-B	4.94	(a)	02/25/34	161,692	158,287
Wells Fargo Mortgage Backed Securities 04-E	4.88	(a)	05/25/34	263,676	257,725
Wells Fargo Mortgage Backed Securities 04-F	4.74	(a)	06/25/34	1,137,540	1,093,767
Wells Fargo Mortgage Backed Securities 04-K	4.73	(a)	07/25/34	406,636	396,489
Wells Fargo Mortgage Backed Securities 04-K	4.73	(a)	07/25/34	885,745	851,381
Wells Fargo Mortgage Backed Securities 05-AR14	5.39	(a)	08/25/35	130,676	128,951
Wells Fargo Mortgage Backed Securities 05-AR15	5.11	(a)	09/25/35	857,122	846,602
Wells Fargo Mortgage Backed Securities 05-AR16	5.26	(a)	10/25/35	199,446	195,831

Total Mortgage Backed Securities (Cost $42,799,217)					42,456,404

MUNICIPAL BONDS
(1.4% of portfolio)
Chicago Illinois Public Building Commission	7.00		01/01/07	400,000	400,040
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	263,883
Energy Acquisition Corp. II Ohio	4.49		02/15/08	1,125,000	1,115,809
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	495,000	480,110
St Charles County Missouri Public Arena Authority	7.02		09/15/18	610,000	634,205

Total Municipal Bonds (Cost $2,930,221)					2,894,047

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(16.5% of portfolio)
Federal Farm Credit Bank	3.24		03/17/08	250,000	244,407
Federal Farm Credit Bank	3.84		09/24/08	200,000	195,919
Federal Farm Credit Bank	3.92		10/27/08	700,000	685,964
Federal Farm Credit Bank	4.38		05/21/13	100,000	95,674
Federal Farm Credit Bank	5.22		10/20/14	250,000	244,839
Federal Home Loan Bank	4.32	(a)	04/13/07	300,000	299,604
Federal Home Loan Bank	4.47	(a)	08/24/07	650,000	649,321
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,234,901
Federal Home Loan Bank	3.65		12/03/07	750,000	739,387
Federal Home Loan Bank	3.25	(d)	12/26/07	750,000	739,422
Federal Home Loan Bank	5.30		05/15/08	805,000	805,110
Federal Home Loan Bank	3.50		05/19/08	775,000	758,382
Federal Home Loan Bank	2.88		06/30/08	250,000	242,104
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,228,391

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
Federal Home Loan Bank	3.83%		11/28/08	$1,350,000	$1,320,065
Federal Home Loan Bank	5.00	(a)	05/11/10	1,150,000	1,143,687
Federal Home Loan Bank	4.00	(d)	04/22/11	100,000	97,782
Federal Home Loan Bank	4.71		10/25/12	150,000	145,890
Federal Home Loan Bank	4.85		05/28/13	105,000	102,253
Federal Home Loan Bank	4.30		06/10/13	100,000	95,354
Federal Home Loan Bank	4.54		07/23/13	100,000	96,212
Federal Home Loan Bank	4.20	(a)	12/29/14	455,000	445,622
Federal Home Loan Mortgage Corp. (e)	3.00		04/30/07	1,375,000	1,365,452
Federal Home Loan Mortgage Corp. (e)	4.50		05/17/07	175,000	174,596
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,871,489
Federal Home Loan Mortgage Corp. (e)	3.75	(d)	02/15/09	115,000	113,361
Federal Home Loan Mortgage Corp. (e)	5.05	(d)	12/15/09	250,000	249,486
Federal Home Loan Mortgage Corp. (e)	4.00		02/15/10	340,000	330,121
Federal Home Loan Mortgage Corp. (e)	4.00		10/15/11	100,000	95,532
Federal Home Loan Mortgage Corp. (e)	4.80		04/02/13	100,000	96,850
Federal Home Loan Mortgage Corp. (e)	4.88		04/30/13	198,000	192,928
Federal Home Loan Mortgage Corp. (e)	4.35		06/03/13	100,000	95,565
Federal Home Loan Mortgage Corp. (e)	5.00		06/17/13	100,000	97,466
Federal Home Loan Mortgage Corp. (e)	4.40		06/19/13	100,000	95,400
Federal Home Loan Mortgage Corp. (e)	4.50		07/16/13	140,000	134,219
Federal Home Loan Mortgage Corp. (e)	4.25		07/23/13	170,000	161,510
Federal National Mortgage Assn. (e)	3.50		03/29/07	100,000	99,602
Federal National Mortgage Assn. (e)	2.60		03/30/07	1,950,000	1,937,959
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	244,626
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	244,310
Federal National Mortgage Assn. (e)	4.50	(d)	11/24/09	265,000	262,081
Federal National Mortgage Assn. (e)	4.50		01/21/10	150,000	147,461
Federal National Mortgage Assn. (e)	4.38	(d)	03/22/10	250,000	248,969
Federal National Mortgage Assn. (e)	4.00		05/24/10	100,000	96,894
Federal National Mortgage Assn. (e)	4.00		08/13/10	104,000	100,582
Federal National Mortgage Assn. (e)	4.00		03/04/11	105,000	101,001
Federal National Mortgage Assn. (e)	4.28		03/30/11	100,000	96,979
Federal National Mortgage Assn. (e)	3.50		12/14/11	100,000	93,509
Federal National Mortgage Assn. (e)	4.50		12/16/11	100,000	97,136
Federal National Mortgage Assn. (e)	5.00		02/13/12	110,000	108,255
Federal National Mortgage Assn. (e)	5.05		02/27/12	100,000	98,500
Federal National Mortgage Assn. (e)	3.50		06/28/12	100,000	92,848
Federal National Mortgage Assn. (e)	4.00		07/16/12	150,000	142,333
Federal National Mortgage Assn. (e)	4.00		10/01/12	152,000	143,879
Federal National Mortgage Assn. (e)	5.00		11/15/12	100,000	98,048
Federal National Mortgage Assn. (e)	4.85		05/21/13	100,000	97,374
Federal National Mortgage Assn. (e)	4.30		06/17/13	200,000	190,739
Federal National Mortgage Assn. (e)	4.35		07/02/13	100,000	95,553
Federal National Mortgage Assn. (e)	4.00		07/09/13	100,000	93,977
Federal National Mortgage Assn. (e)	4.00		07/15/13	370,000	347,605
Government Trust Certificate (Sri Lanka Trust)	5.56	(a)	06/15/12	275,000	274,997
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	548,020
Overseas Private Investment Corp.	4.10		11/15/14	733,920	703,550
Tennessee Valley Authority	3.30		01/15/08	450,000	439,248
Tennessee Valley Authority	2.45		05/15/08	650,000	625,032
Tennessee Valley Authority	4.50		10/15/13	100,000	95,628
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	613,591
U.S. Department of Housing & Urban Div.	7.50		08/01/11	180,000	190,458
U.S. Department of Housing & Urban Div.	6.07		08/01/21	115,000	116,250
U.S. Treasury Note	3.00		11/15/07	1,150,000	1,130,280
U.S. Treasury Note	2.63		05/15/08	3,000,000	2,910,468

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2006

	Interest Rate	Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)
U.S. Treasury Note	3.75%	05/15/08	$550,000	$541,578
U.S. Treasury Note	4.38	11/15/08	550,000	545,574
U.S. Treasury Note	4.50	02/15/09	3,175,000	3,155,775

Total U.S. Government and Agency Obligations (Cost $34,134,846)				33,854,934

COMMERCIAL PAPER
(5.8% of portfolio)
American General Finance Corp.	5.25	01/03/07	4,000,000	3,998,833
UBS Finance Delaware LLC	5.27	01/02/07	7,916,000	7,914,841

Total Commercial Paper (Cost $11,913,674)				11,913,674

MONEY MARKET ACCOUNT			Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund	4.99	(g)	5,005	5,005

Total Money Market Account (Cost $5,005)				5,005

TOTAL INVESTMENTS IN SECURITIES (Cost $207,105,317)—100%				$205,800,423

(a)	Variable coupon rate as of December 31, 2006.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $19,835,526 and represents 9.5% of net assets.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, security accretes to a premium price at maturity.

(g)	7-day yield at December 31, 2006.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
December 31, 2006

	Cost	Value

Investment in State Street Equity 500 Index Portfolio	$53,611,770	$56,553,356

Substantially all the assets of the Stock Index Fund are invested in the State Street Equity 500 Index Portfolio managed by SSgA. As of December 31, 2006, the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 2.04%.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
December 31, 2006

COMMON STOCKS	Shares	Value

(90.8% of portfolio)
CONSUMER DISCRETIONARY—3.7%
Auto Components
Cooper Tire & Rubber Co.	808,100	$11,555,830

Restaurants
Tim Hortons Inc.	231,852	6,714,434
Wendy’s International, Inc.	171,200	5,665,008

Total Consumer Discretionary		23,935,272

CONSUMER STAPLES—3.1%

Food Products
Dean Foods Co. (a)	302,300	12,781,244
J.M. Smucker Co.	148,853	7,214,905

Total Consumer Staples		19,996,149

ENERGY—10.0%

Energy Equipment & Services
Baker Hughes, Inc.	127,000	9,481,820

Oil & Gas
Chevron Corp.	200,000	14,706,000
ConocoPhillips	226,000	16,260,700
Marathon Oil Corp.	264,000	24,420,000

Total Energy		64,868,520

FINANCIALS—22.4%

Commercial Banks
Bank of America Corp.	230,200	12,290,378
Commerce Bancshares, Inc.	23,489	1,137,078
Fifth Third Bancorp	429,000	17,558,970

Diversified Financial Services
CIT Group Inc.	241,000	13,440,570
Citigroup, Inc.	340,100	18,943,570
Genworth Financial, Inc.	414,000	14,162,940
JPMorgan Chase & Co.	402,600	19,445,580

Thrifts & Mortgage Finance
Washington Mutual, Inc.	132,552	6,029,790

Insurance
Allstate Corp.	140,000	9,115,400
Chubb Corp.	222,000	11,746,020
Principal Financial Group	142,800	8,382,360
UnumProvident Corp.	646,900	13,442,582

Total Financials		145,695,238

HEALTHCARE—16.6%

Healthcare Equipment & Supplies
Hospira Inc. (a)	521,500	17,511,970

Pharmaceuticals
Abbott Laboratories	399,000	19,435,290
Bristol-Myers Squibb Co.	829,700	21,837,704
Pfizer Inc.	445,000	11,525,500
GlaxoSmithKline plc ADR	332,000	17,516,320
Schering-Plough Corp.	850,000	20,094,000

Total Healthcare		107,920,784

INDUSTRIALS—16.9%

Airlines
Southwest Airlines Co.	1,023,000	15,672,360

Commercial Services & Supplies
Avery Dennison Corp.	203,900	13,850,927
R.R. Donnelley & Sons Co.	121,700	4,325,218

Industrial Conglomerates
Honeywell International Inc.	145,000	6,559,800
Parker Hannifin Corp.	210,975	16,219,758
Tyco International Ltd.	659,400	20,045,760

Machinery
Flowserve Corp. (a)	290,000	14,636,300

Distributers
Applied Industrial Technologies, Inc.	130,500	3,433,455
Genuine Parts Co.	315,400	14,959,422

Total Industrials		109,703,000

INFORMATION TECHNOLOGY—7.4%

Communications Equipment
Cisco Systems, Inc. (a)	365,000	9,975,450

Computers & Peripherals
Dell Inc. (a)	551,000	13,824,590
Hewlett-Packard Co.	254,000	10,462,260

IT Services
SAIC, Inc. (a)	438,000	7,792,020

Office Electronics
IKON Office Solutions, Inc.	383,570	6,279,041

Total Information Technology		48,333,361

MATERIALS—6.8%

Chemicals
Dow Chemical Co.	474,000	18,931,560

Containers & Packaging
Bemis Co., Inc.	433,600	14,733,728
Pactiv Corp. (a)	301,200	10,749,828

Total Materials		44,415,116

UTILITIES—3.9%

Gas Utilities
El Paso Corp.	701,664	10,721,426

Multi-Utilities
Questar Corp.	175,500	14,575,275

Total Utilities		25,296,701

Total Common Stocks (Cost $353,418,275)		590,164,141

	Face
COMMERCIAL PAPER	Amount

(9.2% of portfolio)
American General Finance Corp., 5.28%, due 01/10/07	$23,000,000	22,969,640
Prudential Funding Corp., 5.22%, due 01/03/07	23,000,000	22,993,330
UBS Finance Delaware LLC, 5.27%, due 01/02/07	13,931,000	13,928,961

Total Commercial Paper (Cost $59,891,931)		59,891,931

MONEY MARKET ACCOUNT	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 4.99% (b)	8,679	8,679

Total Money Market Account (Cost $8,679)		8,679

TOTAL INVESTMENTS IN SECURITIES (Cost $413,318,884)—100%		$650,064,751

(a)	Non-income producing.

(b)	7-day yield at December 31, 2006.

ADR—American Depository Receipt

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
December 31, 2006

COMMON STOCKS	Shares	Value

(91.7% of portfolio)
CONSUMER DISCRETIONARY—18.5%
Auto Components
Cooper Tire & Rubber Co.	80,700	$1,154,010

Catalog & Internet Retail
Blair Corp.	27,000	884,250

Restaurants
CBRL Group, Inc.	34,100	1,526,316
O’Charley’s Inc. (a)	89,300	1,900,304

Household Durables
La-Z-Boy Inc.	119,000	1,412,530

Specialty Retail
Claire’s Stores, Inc.	67,000	2,220,380
Hancock Fabrics, Inc. (a)	377,200	1,297,568
Sally Beauty Holdings, Inc.	155,000	1,209,000

Total Consumer Discretionary		11,604,358

CONSUMER STAPLES—2.1%

Food Products
J.M. Smucker Co.	15,868	769,122
Reddy Ice Holdings, Inc.	3,000	77,460

Personal Products
Alberto-Culver Co. (Class A)	21,000	450,450

Total Consumer Staples		1,297,032

ENERGY—5.2%

Energy Equipment & Services
Helmerich & Payne, Inc.	75,000	1,835,250

Oil & Gas
Cimarex Energy Co.	39,400	1,438,100

Total Energy		3,273,350

FINANCIALS—20.0%

Commercial Banks
Astoria Financial Corp.	30,000	904,800
Cardinal Financial Corp.	38,000	389,500
Carolina National Corp. (a)	62,200	1,137,016
Citizens Banking Corp.	67,700	1,794,050
City Bank (Lynnwood WA)	44,700	1,600,260
Middleburg Financial Corp.	20,000	739,800
National Bankshares, Inc. (Virginia)	86,000	2,053,250
Southcoast Financial Corp. (a)	46,700	966,690
Valley National Bancorp	62,368	1,653,376

Diversified Financial Services
Asset Acceptance Capital Corp. (a)	77,500	1,303,550

Total Financials		12,542,292

HEALTHCARE—2.6%

Healthcare Providers & Services
Triad Hospitals, Inc. (a)	39,600	1,656,468

Total Healthcare		1,656,468

INDUSTRIALS—22.4%

Aerospace & Defense
Triumph Group, Inc.	23,900	1,253,077

Industrial Conglomerates
Carlisle Companies, Inc.	19,000	1,491,500
CLARCOR Inc.	16,200	547,722
Standex International Corp.	19,500	587,535

Machinery
Flowserve Corp. (a)	58,500	2,952,495
Manitowoc Co., Inc.	62,000	3,684,660
Regal-Beloit Corp.	43,500	2,284,185

Distributers
Applied Industrial Technologies, Inc.	45,450	1,195,790

Total Industrials		13,996,964

INFORMATION TECHNOLOGY—13.0%

Communications Equipment
Belden CDT, Inc.	68,750	2,687,437

Computers & Peripherals
Western Digital Corp. (a)	100,000	2,046,000

Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	125,000	1,692,500

Office Electronics
IKON Office Solutions, Inc.	103,500	1,694,295

Total Information Technology		8,120,232

MATERIALS—4.1%

Chemicals
Westlake Chemical Corp.	47,700	1,496,826

Containers & Packaging
Pactiv Corp. (a)	30,000	1,070,700

Total Materials		2,567,526

UTILITIES—3.8%

Multi-Utilities
Questar Corp.	28,300	2,350,315

Total Utilities		2,350,315

Total Common Stocks (Cost $36,722,119)		57,408,537

	Face
COMMERCIAL PAPER	Amount

(8.3% of portfolio)
American General Finance Corp., 5.28%, due 01/10/07	$1,500,000	1,498,020
Prudential Funding Corp., 5.22%, due 01/03/07	1,700,000	1,699,507
UBS Finance Delaware LLC, 5.27%, due 01/02/07	1,980,000	1,979,710

Total Commercial Paper (Cost $5,177,237)		5,177,237

MONEY MARKET ACCOUNT	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 4.99% (b)	1,753	1,753

Total Money Market Account (Cost $1,753)		1,753

TOTAL INVESTMENTS IN SECURITIES (Cost $41,901,109)—100%		$62,587,527

(a)	Non-income producing.

(b)	7-day yield at December 31, 2006.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund
December 31, 2006

COMMON STOCKS	Shares	Value

(97.1% of portfolio)
AUSTRALIA—0.5%
Lend Lease Corp., Ltd.	33,300	$483,645

Total Australia		483,645

FRANCE—6.7%
AXA SA	68,500	2,762,060
Carrefour SA	22,600	1,370,183
Schneider Electric SA	18,600	2,057,239

Total France		6,189,482

GERMANY—8.0%
Adidas AG	38,000	1,892,047
Deutsche Post AG	63,100	1,901,236
Metro AG	26,600	1,695,495
Siemens AG	19,100	1,893,369

Total Germany		7,382,147

HONG KONG—1.6%
Swire Pacific, Ltd.	139,000	1,494,341

Total Hong Kong		1,494,341

ITALY—6.6%
Eni SpA	52,600	1,769,734
Finmeccanica SpA	59,700	1,616,819
Saipem SpA	17,300	450,390
Unicredito Italiano SpA	252,700	2,208,831

Total Italy		6,045,774

JAPAN—20.7%
Bridgestone Corp.	94,000	2,102,818
Daito Trust Construction Co., Ltd.	31,200	1,427,490
Fuji Film Co., Ltd.	33,900	1,399,246
Kyocera Corp.	18,500	1,747,256
Mitsubishi UFJ Financial Group, Inc.	154	1,916,169
Nikon Corp.	94,000	2,043,326
Sumitomo Corp.	133,300	1,987,495
Sumitomo Trust & Banking Co.	198,000	2,064,733
Takeda Pharmaceutical Co., Ltd.	33,100	2,274,414
Toyota Motor Corp.	30,500	2,000,633

Total Japan		18,963,580

MEXICO—0.5%
Telefonos de Mexico SA ADR	16,300	460,638

Total Mexico		460,638

NETHERLANDS—3.8%
ABN AMRO Holdings NV	43,800	1,405,153
ING Groep NV	47,800	2,118,335

Total Netherlands		3,523,488

SINGAPORE—5.6%
Keppel Corp., Ltd.	70,200	803,635
Singapore Telecommunications, Ltd.	1,020,900	2,180,584
United Overseas Bank, Ltd.	173,200	2,184,910

Total Singapore		5,169,129

SOUTH KOREA—1.3%
LG Electronics	19,900	$1,169,964

Total South Korea		1,169,964

SPAIN—6.7%
Banco Bilbao Vizcaya Argentaria SA	72,800	1,746,892
Iberdrola SA	24,800	1,077,967
Repsol YPF SA	29,800	1,028,430
Telefonica SA	107,000	2,270,689

Total Spain		6,123,978

SWEDEN—2.3%
Ericsson	526,000	2,119,639

Total Sweden		2,119,639

SWITZERLAND—9.3%
Givaudan SA	2,500	2,307,947
Nestle SA	5,700	2,021,399
Swatch Group AG	10,100	2,231,234
Swiss Re	23,300	1,974,120

Total Switzerland		8,534,700

TAIWAN—1.5%
Taiwan Semiconductor Manufacturing Company Ltd.	128,400	1,403,412

Total Taiwan		1,403,412

UNITED KINGDOM—22.0%
AstraZeneca Group PLC	33,700	1,807,643
British Sky Broadcast PLC	170,000	1,736,985
GlaxoSmithKline PLC	78,300	2,063,752
Group 4 Securicor PLC	342,400	1,259,352
Kingfisher PLC	367,600	1,713,664
Lloyds TSB Group PLC	165,500	1,846,142
Pearson PLC	127,900	1,926,204
Royal Bank of Scotland Group PLC	48,800	1,896,577
Unilever PLC	71,100	1,987,258
Vodafone Group PLC	743,374	2,050,597
WPP Group PLC	142,100	1,924,328

Total United Kingdom		20,212,502

Total Common Stocks (Cost $76,730,011)		89,276,419

	Face
COMMERCIAL PAPER	Amount

(2.9% of portfolio)
UBS Finance Delaware LLC, 5.27%, due 01/02/07	$2,619,000	2,618,617

Total Commercial Paper (Cost $2,618,617)		2,618,617

MONEY MARKET ACCOUNT	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 4.99% (a)	2,058	2,058

Total Money Market Account (Cost $2,058)		2,058

TOTAL INVESTMENTS IN SECURITIES (Cost $79,350,686)—100%		$91,897,094

(a)	7-day yield at December 31, 2006.

ADR—American Depository Receipt

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking StockSM Fund
December 31, 2006

EXCHANGE TRADED FUND	Shares	Value

(99.3% of portfolio)
Nasdaq-100 Index Tracking StockSM	157,100	$6,780,436

Total Exchange Traded Fund (Cost $6,041,152)		6,780,436

MONEY MARKET ACCOUNT
(0.7% of portfolio)
SSgA Money Market Fund, 4.99% (a)	44,720	44,720

Total Money Market Account (Cost $44,720)		44,720

TOTAL INVESTMENTS IN SECURITIES (Cost $6,085,872)—100%		$6,825,156

(a)	7-day yield at December 31, 2006.

On December 31, 2006, substantially all of the assets of the NASDAQ-100 Index Tracking StockSM Fund were invested in shares of the NASDAQ-100 Index Tracking StockSM, issued by the NASDAQ-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the NASDAQ-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the filings and Forms (EDGAR) section.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $127,115,393; $37,612,558; $207,105,317; $53,611,770; $413,318,884; $41,901,109; $79,350,686; $6,085,872)	$127,115,393	$37,520,215	$205,800,423
Cash	—	26,180	389,258
Receivables
Investment securities sold	—	—	925,001
Dividends and interest	528,067	333,119	1,966,444
Capital shares sold	108,748	2,946,698	23,857
Prepaid expenses	19,378	5,060	25,572

Total assets	127,771,586	40,831,272	209,130,555

LIABILITIES
Payables
Investment securities purchased	—	—	389,258
Accrued expenses	40,008	31,143	87,557
Due to RE Advisers	76,123	17,291	133,420
Capital shares redeemed	20,561	500	8,854
Dividends	9,789	3,033	29,102

Total liabilities	146,481	51,967	648,191

NET ASSETS	$127,625,105	$40,779,305	$208,482,364

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$(92,343)	$(1,304,894)
Undistributed net income (loss)	—	—	—
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	—	(387,040)
Paid-in-capital applicable to outstanding shares of 127,643,086 of Daily Income Fund, 7,992,709 of Short- Term Government Securities Fund, 40,384,961 of Short- Term Bond Fund, 5,344,767 of Stock Index Fund, 18,073,202 of Value Fund, 3,333,051 of Small-Company Stock Fund, 9,451,953 of International Value Fund, and 1,298,625 of NASDAQ-100 Index Tracking StockSM Fund	127,643,197	40,871,648	210,174,298

NET ASSETS	$127,625,105	$40,779,305	$208,482,364

NET ASSET VALUE PER SHARE	$1.00	$5.10	$5.16

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

		Small-Company	International	Nasdaq-100 Index
Stock Index Fund	Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$56,553,356	$650,064,751	$62,587,527	$91,897,094	$6,825,156
—	—	—	—	—
—	—	—	—	—
—	828,839	62,214	87,574	91
4,287	2,354,677	1,002,961	49,883	871
9,229	46,370	7,970	13,073	8,327

56,566,872	653,294,637	63,660,672	92,047,624	6,834,445

—	263,249	—	—	38,979
29,155	98,714	26,247	38,469	9,968
21,747	387,756	56,148	85,446	8,871
1,000	300,442	40,874	—	150
6,472	2,766,823	21,938	20,423	23

58,374	3,816,984	145,207	144,338	57,991

$56,508,498	$649,477,653	$63,515,465	$91,903,286	$6,776,454

$2,941,586	$236,745,867	$20,686,418	$12,546,408	$739,284
205,038	(765)	(270)	(20,423)	—
(8,625,728)	(338,056)	(108)	467,971	60,715
61,987,602	413,070,607	42,829,425	78,909,330	5,976,455

$56,508,498	$649,477,653	$63,515,465	$91,903,286	$6,776,454

$10.57	$35.94	$19.06	$9.72	$5.22

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2006

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$6,061,066	$1,432,277	$9,039,854
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	6,061,066	1,432,277	9,039,854

EXPENSES
Management fees	601,803	176,919	1,202,041
Shareholder servicing fees	108,035	55,826	139,113
Custodian and accounting fees	59,130	57,174	151,932
Legal and audit fees	26,948	11,872	48,821
Directors and Board meeting expenses	22,711	7,528	38,341
Printing	18,463	6,131	30,728
Registration fees	28,078	14,592	26,606
Communication	10,463	6,067	15,413
Insurance	8,602	3,466	16,497
Other expenses	5,288	2,498	8,882
Administration fees	—	—	—

Total expenses	889,521	342,073	1,678,374

Less fees waived and expenses reimbursed by RE Advisers	—	(46,653)	(75,989)

Net expenses	889,521	295,420	1,602,385

NET INVESTMENT INCOME (LOSS)	5,171,545	1,136,857	7,437,469

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	—	49,373	12,304
Net change in unrealized appreciation	—	320,437	1,245,008

NET GAIN ON INVESTMENTS	—	369,810	1,257,312

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,171,545	$1,506,667	$8,694,781

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

			Small-Company	International	Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$—		$2,819,442	$279,918	$68,512	$1,368
—		10,210,847	1,152,402	915,185	21,561
1,012,811		—	—	—	—
(22,898)		—	—	—	—

989,913		13,030,289	1,432,320	983,697	22,929

—		2,878,520	483,563	321,029	16,965
99,126		379,948	105,331	63,039	47,370
19,675		184,591	40,143	48,156	10,767
16,297		119,504	12,780	19,081	1,579
10,296		100,865	10,823	9,039	1,359
12,390		89,901	13,364	11,336	2,992
16,585		32,157	14,080	28,750	14,394
11,087		46,577	12,410	6,423	4,599
4,188		37,979	3,895	1,398	594
3,751		20,895	3,898	1,616	1,171
127,068		—	—	20,085	—

320,463		3,890,937	700,287	529,952	101,790

—		—	—	(27,062)	—

320,463		3,890,937	700,287	502,890	101,790

669,450		9,139,352	732,033	480,807	(78,861)

202,946	(a)	35,389,921	1,718,801	2,361,725	205,641
6,450,315	(a)	45,608,924	5,822,060	11,816,294	209,045

6,653,261		80,998,845	7,540,861	14,178,019	414,686

$7,322,711		$90,138,197	$8,272,894	$14,658,826	$335,825

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2006

	Daily Income Fund

	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2006	2005

Operations
Net investment income	$5,171,545	$2,469,805
Net realized gain (loss) on investments	—	47
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	5,171,545	2,469,852

Distributions to Shareholders
Net investment income	(5,171,545)	(2,469,805)
Net realized gain on investments	—	—

Total distributions to shareholders	(5,171,545)	(2,469,805)

Capital Share Transactions, Net (See Note 7)	22,501,721	14,844,365

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,501,721	14,844,412

NET ASSETS
Beginning of period	105,123,384	90,278,972

End of period	$127,625,105	$105,123,384

	Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2006	2005

Operations
Net investment income (loss)	$9,139,352	$5,683,494
Net realized gain (loss) on investments	35,389,921	8,603,534
Net change in unrealized appreciation (depreciation)	45,608,924	31,043,703

Increase in net assets from operations	90,138,197	45,330,731

Distributions to Shareholders
Net investment income	(9,140,117)	(5,684,355)
Net realized gain on investments	(35,390,983)	(7,841,216)

Total distributions to shareholders	(44,531,100)	(13,525,571)

Capital Share Transactions, Net (See Note 7)	134,272,215	35,446,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,879,312	67,252,060

NET ASSETS
Beginning of period	469,598,341	402,346,281

End of period	$649,477,653	$469,598,341

   Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005

$1,136,857	$1,112,667	$7,437,469	$6,036,438	$669,450	$567,998
49,373	23,650	12,304	40,322	202,946	(105,639)
320,437	(470,110)	1,245,008	(1,435,205)	6,450,315	1,473,125

1,506,667	666,207	8,694,781	4,641,555	7,322,711	1,935,484

(1,137,349)	(1,112,814)	(7,449,069)	(6,056,064)	(666,068)	(567,445)
(49,556)	(9,488)	—	—	—	—

(1,186,905)	(1,122,302)	(7,449,069)	(6,056,064)	(666,068)	(567,445)

506,194	(2,886,201)	7,795,996	(1,532,600)	2,305,247	1,782,174

825,956	(3,342,296)	9,041,708	(2,947,109)	8,961,890	3,150,213

39,953,349	43,295,645	199,440,656	202,387,765	47,546,608	44,396,395

$40,779,305	$39,953,349	$208,482,364	$199,440,656	$56,508,498	$47,546,608

Small-Company		International		Nasdaq-100 Index
Stock Fund		Value Fund		Tracking StockSM Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005

$732,033	$144,445	$480,807	$372,579	$(78,861)	$(70,792)
1,718,801	354,322	2,361,725	1,148,710	205,641	144,339
5,822,060	3,547,814	11,816,294	20,294	209,045	(60,786)

8,272,894	4,046,581	14,658,826	1,541,583	335,825	12,761

(732,303)	(144,597)	(697,304)	(188,456)	—	—
(1,718,909)	(354,672)	(46,862)	(3,494,115)	(149,114)	(478,054)

(2,451,212)	(499,269)	(744,166)	(3,682,571)	(149,114)	(478,054)

9,822,331	5,387,449	64,907,413	7,783,584	(261,031)	500,394

15,644,013	8,934,761	78,822,073	5,642,596	(74,320)	35,101

47,871,452	38,936,691	13,081,213	7,438,617	6,850,774	6,815,673

$63,515,465	$47,871,452	$91,903,286	$13,081,213	$6,776,454	$6,850,774

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004		2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations
Net investment income	0.04	0.02	0.01	(a,b)	0.01	(a,b)	0.01
Net realized and unrealized gain (loss) on investments	—	—	—		—		—

Total from investment operations	0.04	0.02	0.01		0.01		0.01

Distributions
Net investment income	(0.04)	(0.02)	(0.01)		(0.01)		(0.01)
Net realized gain	—	—	—		—		—

Total distributions	(0.04)	(0.02)	(0.01)		(0.01)		(0.01)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00		$1.00		$1.00

TOTAL RETURN	4.37%	2.49%	0.65	%(a,b)	0.51	%(a,b)	1.25%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$127,625	$105,123	$90,279		$79,546		$76,047
Ratio of gross expenses before voluntary expense limitation to average net assets	0.74%	0.76%	0.79%		0.80%		0.80%
Ratio of net investment income to average net assets	4.30%	2.48%	0.66	%(a,b)	0.51	%(a,b)	1.24%
Ratio of expenses to average net assets	0.74%	0.76%	0.75	%(a,b)	0.75	%(a,b)	0.80%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004, RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004, RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.06	$5.11	$5.16	$5.22	$5.14

Income from investment operations
Net investment income (a)	0.14	0.13	0.10	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.05	(0.05)	(0.05)	(0.06)	0.08

Total from investment operations	0.19	0.08	0.05	0.06	0.24

Distributions
Net investment income	(0.14)	(0.13)	(0.10)	(0.12)	(0.16)
Net realized gain	(0.01)	— (b)	—	— (b)	—

Total distributions	(0.15)	(0.13)	(0.10)	(0.12)	(0.16)

NET ASSET VALUE, END OF YEAR	$5.10	$5.06	$5.11	$5.16	$5.22

TOTAL RETURN (a)	3.87%	1.65%	1.03%	1.18%	4.82%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$40,779	$39,953	$43,296	$41,852	$39,177
Ratio of gross expenses before voluntary expense limitation to average net assets	0.87%	0.83%	0.82%	0.84%	0.86%
Ratio of net investment income to average net assets (a)	2.89%	2.59%	1.98%	2.20%	3.09%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	30%	31%	41%	41%	40%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004		2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.13	$5.17	$5.23		$5.30	$5.26

Income from investment operations
Net investment income (a)	0.19	0.16	0.15	(b)	0.17	0.23
Net realized and unrealized gain (loss) on investments	0.03	(0.04)	(0.06)		(0.07)	0.04

Total from investment operations	0.22	0.12	0.09		0.10	0.27

Distributions
Net investment income	(0.19)	(0.16)	(0.15)		(0.17)	(0.23)
Net realized gain	—	—	—		—	—

Total distributions	(0.19)	(0.16)	(0.15)		(0.17)	(0.23)

NET ASSET VALUE, END OF YEAR	$5.16	$5.13	$5.17		$5.23	$5.30

TOTAL RETURN (a)	4.38%	2.29%	1.65	%(b)	1.86%	5.33%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$208,482	$199,441	$202,388		$214,285	$201,487
Ratio of gross expenses before voluntary expense limitation to average net assets	0.84%	0.83%	0.82%		0.82%	0.82%
Ratio of net investment income to average net assets (a)	3.71%	3.04%	2.75	%(b)	3.11%	4.39%
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.75	%(b)	0.75%	0.75%
Portfolio turnover rate	40%	34%	45%		72%	72%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$9.30	$9.03	$8.29	$6.55		$8.55

Income from investment operations
Net investment income	0.13	0.11	0.10	0.07	(a)	0.06	(a)
Net realized and unrealized gain (loss) on investments	1.27	0.27	0.74	1.73		(2.00)

Total from investment operations	1.40	0.38	0.84	1.80		(1.94)

Distributions
Net investment income	(0.13)	(0.11)	(0.10)	(0.06)		(0.06)
Net realized gain	—	—	—	—		—

Total distributions	(0.13)	(0.11)	(0.10)	(0.06)		(0.06)

NET ASSET VALUE, END OF YEAR	$10.57	$9.30	$9.03	$8.29		$6.55

TOTAL RETURN	15.01%	4.23%	10.15%	27.55	%(a)	(22.69	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$56,508	$47,547	$44,364	$34,150		$20,632
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68%	0.64%	0.75%	0.92%		1.06%
Ratio of net investment income to average net assets	1.32%	1.25%	1.31%	1.04	%(a)	0.87	%(a)
Ratio of expenses to average net assets	0.68%	0.64%	0.75%	0.75	%(a)	0.75	%(a)
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF YEAR	$32.78	$30.44	$27.52	$22.24	$25.50

Income from investment operations
Net investment income	0.57	0.42	0.35	0.37	0.33
Net realized and unrealized gain (loss) on investments	5.25	2.90	3.68	5.42	(3.26)

Total from investment operations	5.82	3.32	4.03	5.79	(2.93)

Distributions
Net investment income	(0.57)	(0.42)	(0.35)	(0.37)	(0.33)
Net realized gain	(2.09)	(0.56)	(0.76)	(0.14)	— (a)

Total distributions	(2.66)	(0.98)	(1.11)	(0.51)	(0.33)

NET ASSET VALUE, END OF YEAR	$35.94	$32.78	$30.44	$27.52	$22.24

TOTAL RETURN	17.82%	10.94%	14.71%	26.16%	(11.56)%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$649,478	$469,598	$402,346	$350,945	$290,207
Ratio of net investment income to average net assets	1.68%	1.33%	1.23%	1.54%	1.35%
Ratio of expenses to average net assets	0.71%	0.76%	0.82%	0.84%	0.83%
Portfolio turnover rate	13%	8%	8%	12%	29%

(a)	Less than $.01 per share.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$17.00	$15.69	$13.89	$10.49		$10.55

Income from investment operations
Net investment income (loss)	0.23	0.05	(0.01)	—	(a)	—	(a,b)
Net realized and unrealized gain (loss) on investments	2.60	1.44	1.85	3.40		(0.06)

Total from investment operations	2.83	1.49	1.84	3.40		(0.06)

Distributions
Net investment income	(0.23)	(0.05)	—	—		—	(b)
Net realized gain	(0.54)	(0.13)	(0.04)	—		—

Total distributions	(0.77)	(0.18)	(0.04)	—		—

NET ASSET VALUE, END OF YEAR	$19.06	$17.00	$15.69	$13.89		$10.49

TOTAL RETURN	16.69%	9.52%	13.24%	32.41	%(a)	(0.57	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$63,515	$47,871	$38,937	$29,832		$19,586
Ratio of gross expenses before voluntary expense limitation to average net assets	1.23%	1.30%	1.37%	1.54%		1.60%
Ratio of net investment income (loss) to average net assets	1.29%	0.34%	(0.07)%	(0.03	)%(a)	(0.03	)%(a)
Ratio of expenses to average net assets	1.23%	1.30%	1.37%	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	5%	9%	6%	17%		12%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006		2005		2004		2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$7.79		$9.48		$8.36		$6.33		$7.75

Income from investment operations
Net investment income	0.05	(a)	0.36		0.07	(a)	0.04	(a)	0.48	(a)
Net realized and unrealized gain (loss) on investments	1.96		1.00		1.40		2.23		(1.36)
Capital contribution	—		—		0.03		—		—

Total from investment operations	2.01		1.36		1.50		2.27		(0.88)

Distributions
Net investment income	(0.07)		(0.16)		(0.15)		(0.10)		(0.51)
Net realized gain	(0.01)		(2.89)		(0.23)		(0.14)		(0.03)

Total distributions	(0.08)		(3.05)		(0.38)		(0.24)		(0.54)

NET ASSET VALUE, END OF YEAR	$9.72		$7.79		$9.48		$8.36		$6.33

TOTAL RETURN	25.79	%(a)	14.31%		17.94	%(a,b)	35.88	%(a)	(17.63	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$91,903		$13,081		$7,439		$3,854		$1,494
Ratio of gross expenses before voluntary expense limitation to average net assets	1.04	%(d)	1.21	%(c,d)	1.76	%(c)	3.68	%(c)	7.03	%(c)
Ratio of net investment income to average net assets	0.95	%(a)	3.76%		0.90	%(a)	0.76	%(a)	0.57	%(a)
Ratio of expenses to average net assets	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)	1.50	%(a,c)	1.50	%(a,c)
Portfolio turnover rate	55%		1%		N/A	(e)	N/A	(e)	N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2006	2005	2004	2003		2002

NET ASSET VALUE, BEGINNING OF YEAR	$5.06	$5.44	$5.00	$3.40		$5.50

Income from investment operations
Net investment loss	(0.07)	(0.06)	(0.02)	(0.06	)(a)	(0.06	)(a)
Net realized and unrealized gain (loss) on investments	0.35	0.04	0.46	1.66		(2.04)

Total from investment operations	0.28	(0.02)	0.44	1.60		(2.10)

Distributions
Net investment income	—	—	—	—		—
Net realized gain	(0.12)	(0.36)	—	—		—

Total distributions	(0.12)	(0.36)	—	—		—

NET ASSET VALUE, END OF YEAR	$5.22	$5.06	$5.44	$5.00		$3.40

TOTAL RETURN	5.48%	0.07%	8.80%	47.06	%(a)	(38.18	)%(a)

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$6,776	$6,851	$6,816	$5,362		$1,779
Ratio of gross expenses before voluntary expense limitation to average net assets	1.50%	1.43%	1.50%	2.47%		4.86%
Ratio of net investment income (loss) to average net assets	(1.16)%	(1.07)%	(0.44)%	(1.42	)%(a)	(1.47	)%(a)
Ratio of expenses to average net assets	1.50%	1.43%	1.50%	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	27%	26%	55%	68%		32%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. As of December 31, 2006, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the State Street Equity 500 Index Portfolio, the master portfolio and an open-end investment company managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation. At December 31, 2006, the Stock Index Fund’s investment was 2.04% of the State Street Equity 500 Index Portfolio. The financial statements of the State Street Equity 500 Index Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2006, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index ® .. More information about the Nasdaq-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the State Street Equity 500 Index Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. The Board of Trustees of the State Street Equity 500 Index Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the State Street Equity 500 Index Portfolio’s financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Value Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the State Street Equity 500 Index Portfolio’s income, expenses, and realized and

   Notes to Financial Statements

unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year. The tax reclassifications for 2006 are as follows:

	Undistributed
	Net	Undistributed
	Investment	Capital	Paid in
	Income	Gains	Capital

Short-Term Gov. Securities Fund	$492	$183	$(675)
Short-Term Bond Fund	$11,600	$(11,600)	$—
Stock Index Fund[1]	$22,110	$(22,110)	$—
Value Fund	$—	$—	$—
Small-Company Stock Fund	$—	$—	$—
International Value Fund[1]	$196,074	$(201,321)	$5,247
Nasdaq-100 Index Tracking StockSM Fund	$78,861	$—	$(78,861)

[1]	Information reflects Fund activity based on Funds’ August 31, 2006 tax reporting year.

Tax character of distributions paid in 2006 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$5,171,545	$—	$—	$5,171,545
Short-Term Gov. Securities Fund	$1,137,349	$48,880	$675	$1,186,905
Short-Term Bond Fund	$7,449,069	$—	$—	$7,449,069
Stock Index Fund	$666,068	$—	$—	$666,068
Value Fund	$9,140,117	$35,390,983	$—	$44,531,100
Small-Company Stock Fund	$732,303	$1,718,909	$—	$2,451,212
International Value Fund	$744,166	$—	$—	$744,166
Nasdaq-100 Index Tracking StockSM Fund	$—	$149,114	$—	$149,114

Tax character of distributions paid in 2005 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$2,469,805	$—	$—	$2,469,805
Short-Term Gov. Securities Fund	$1,122,302	$—	$—	$1,122,302
Short-Term Bond Fund	$6,056,064	$—	$—	$6,056,064
Stock Index Fund	$567,445	$—	$—	$567,445
Value Fund	$5,684,355	$7,841,216	$—	$13,525,571
Small-Company Stock Fund	$188,795	$310,474	$—	$499,269
International Value Fund	$513,255	$3,169,316	$—	$3,682,571
Nasdaq-100 Index Tracking StockSM Fund	$327,687	$150,367	$—	$478,054

The tax character of distributable earnings/(accumulated losses) at December 31, 2006 was as follows:

	Undistributed	Undistributed	Net
	(Accumulated)	(Accumulated)	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	(Depreciation)	Carryforward

Daily Income Fund	$—	$—	$—	$(18,092)[1]
Short-Term Gov. Securities Fund	$—	$—	$(92,343)	$—
Short-Term Bond Fund	$—	$—	$(1,304,894)	$(387,040)[2]
Stock Index Fund	$205,038	$—	$3,374,742	$(9,378,929	) [3]
Value Fund	$(765)	$(1,063)	$236,408,873	$—
Small-Company Stock Fund	$(270)	$(108)	$20,686,418	$—
International Value Fund	$447,548	$—	$12,546,408	$—
Nasdaq-100 Index Tracking StockSM Fund	$—	$66,154	$733,845	$—

[1]	Daily Income Fund: $18,071 expires in 2010, $21 expires in 2011.
[2]	Short-Term Bond Fund: $293,637 expires in 2008, $47,063 expires in 2009, $19,612 expires in 2011, and $26,728 expires in 2012.
[3]	Stock Index Fund: $1,279,098 expires in 2009, $6,264,199 expires in 2010, $1,714,680 expires in 2012 and $120,952 expires in 2013. These amounts are as of August 31, 2006.

The Short-Term Bond Fund utilized $704 of its capital loss carryforward.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At December 31, 2006, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$127,115,393	$—	$—	$—
Short-Term Gov. Securities Fund	$37,612,558	$85,505	$(177,848)	$(92,343)
Short-Term Bond Fund	$207,105,317	$513,944	$(1,818,838)	$(1,304,894)
Value Fund	$413,655,878	$237,085,658	$(676,785)	$236,408,873
Small-Company Stock Fund	$41,901,109	$21,810,376	$(1,123,958)	$20,686,418
International Value Fund	$79,350,686	$13,108,299	$(561,891)	$12,546,408
Nasdaq-100 Index Tracking StockSM Fund	$6,091,311	$733,845	$—	$733,845

Net unrealized appreciation/ (depreciation) of Stock Index Fund in the Equity 500 Index Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreciation) for the Equity 500 Index Portfolio, please refer to Appendix A of this report.

Notes to Financial Statements

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2006, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Gov. Securities Fund	$4,562,465	$1,852,972
Short-Term Bond Fund	$61,400,483	$51,314,193
Value Fund	$142,404,208	$65,962,795
Small-Company Stock Fund	$7,779,440	$2,432,426
International Value Fund	$89,588,077	$27,099,214
Nasdaq-100 Index Tracking Stocksm Fund	$1,809,064	$2,282,377

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2006, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$7,012,663	$20,322,342
Short-Term Bond Fund	$13,178,311	$27,749,467

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; .75% for the International Value Fund; and .25% for the Nasdaq-100 Index Tracking StockSM Fund.

Mercator Asset Management, L.P. (“Mercator”) is the subadviser for the International Value Fund. Mercator selects, buys, and sells securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays Mercator from the fees it receives from the Fund.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the State Street Equity 500 Index Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund, .99% of the International Value Fund, and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended December 31, 2006, amounted to $46,653 for the Short-Term Government Securities Fund, $75,989 for the Short-Term Bond Fund, and $27,062 for the International Value Fund.

On October 17, 2005, the International Stock Index Fund now named the International Value Fund liquidated its investment in the State Street MSCI® EAFE® Index Portfolio. The proceeds were invested in the Vanguard Developed Markets Index Fund.

On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Accordingly, the Fund liquidated its position in the Vanguard Developed Markets Index Fund and purchased shares of foreign equity securities directly.

6. RECENT ACCOUNTING DEVELOPMENTS

In June 2006, the Financial Accounting Standards Board (“FASB” ) issued Interpretation No. 48 (“FIN 48” ), “Accounting for Uncertainty in Income Taxes”, which establishes guidelines for recognizing and measuring the benefits of tax return positions in financial statements. FIN 48 will become effective for the Funds during the fiscal year ending December 31, 2007. Management is continuing to evaluate the Funds’ tax positions in preparation for the implementation of FIN 48, and based on the analysis performed to date, does not believe that the adoption of FIN 48 will have any material impact on the Funds’ financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

   Notes to Financial Statements

7. CAPITAL SHARE TRANSACTIONS

As of December 31, 2006, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended December 31, 2006
In Dollars

Daily Income Fund	$100,925,305	$5,042,290	$105,967,595	$(83,465,874)	$22,501,721
Short-Term Government Securities Fund	$11,286,781	$1,138,260	$12,425,041	$(11,918,847)	$506,194
Short-Term Bond Fund	$40,318,730	$7,134,623	$47,453,353	$(39,657,357)	$7,795,996
Stock Index Fund	$12,670,487	$659,457	$13,329,944	$(11,024,697)	$2,305,247
Value Fund	$161,983,622	$41,593,247	$203,576,869	$(69,304,654)	$134,272,215
Small-Company Stock Fund	$17,600,709	$2,428,819	$20,029,528	$(10,207,197)	$9,822,331
International Value Fund	$70,270,044	$723,743	$70,993,787	$(6,086,374)	$64,907,413
Nasdaq-100 Index Tracking StockSM Fund	$2,350,240	$149,089	$2,499,329	$(2,760,360)	$(261,031)
In Shares

Daily Income Fund	100,925,305	5,042,290	105,967,595	(83,465,874)	22,501,721
Short-Term Government Securities Fund	2,226,475	224,849	2,451,324	(2,355,576)	95,748
Short-Term Bond Fund	7,859,808	1,389,756	9,249,564	(7,734,812)	1,514,752
Stock Index Fund	1,299,870	62,388	1,362,258	(1,130,412)	231,846
Value Fund	4,544,410	1,159,720	5,704,130	(1,956,540)	3,747,590
Small-Company Stock Fund	934,090	127,427	1,061,517	(544,878)	516,639
International Value Fund	8,383,000	74,459	8,457,459	(685,402)	7,772,057
Nasdaq-100 Index Tracking StockSM Fund	454,648	28,637	483,285	(538,455)	(55,170)
Year Ended December 31, 2005
In Dollars

Daily Income Fund	$75,088,159	$2,394,338	$77,482,497	$(62,638,132)	$14,844,365
Short-Term Government Securities Fund	$6,620,284	$1,066,557	$7,686,841	$(10,573,042)	$(2,886,201)
Short-Term Bond Fund	$32,360,628	$5,764,320	$38,124,948	$(39,657,548)	$(1,532,600)
Stock Index Fund	$8,617,043	$562,068	$9,179,111	$(7,396,937)	$1,782,174
Value Fund	$62,312,734	$13,212,695	$75,525,429	$(40,078,529)	$35,446,900
Small-Company Stock Fund	$10,253,745	$495,707	$10,749,452	$(5,362,003)	$5,387,449
International Value Fund	$5,555,847	$3,668,365	$9,224,212	$(1,440,628)	$7,783,584
Nasdaq-100 Index Tracking StockSM Fund	$2,113,994	$471,887	$2,585,881	$(2,085,487)	$500,394

In Shares

Daily Income Fund	75,088,159	2,394,338	77,482,497	(62,638,132)	14,844,365
Short-Term Government Securities Fund	1,295,993	209,118	1,505,111	(2,075,353)	(570,242)
Short-Term Bond Fund	6,288,781	1,121,212	7,409,993	(7,713,429)	(303,436)
Stock Index Fund	955,477	60,437	1,015,914	(820,969)	194,945
Value Fund	1,974,364	406,986	2,381,350	(1,272,526)	1,108,824
Small-Company Stock Fund	639,936	29,159	669,095	(333,847)	335,248
International Value Fund	573,909	470,907	1,044,816	(149,470)	895,346
Nasdaq-100 Index Tracking StockSM Fund	423,192	98,135	521,327	(421,216)	100,111

Notes to Financial Statements

Report of Independent Registered Public
Accountants

To the Board of Directors of The Homestead Funds, Inc. and Shareholders of the Homestead Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking Stock Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, Maryland
February 27, 2007

   Report of Independent Registered Public Accountants

INDEPENDENT
Directors and Officers
Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
AND DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Chairman of Audit Committee	1990-Present	Partner, Krooth & Altman LLP (law firm) (1981-Present)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Member of Audit Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of the Audit Committee	1997-Present	Retired (2006-Present) Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Member of Audit Committee	2005-Present	Retired (2004-Present) CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present) President and CEO, Public Strategies Inc. (2000-2002)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers

INTERESTED
Directors and Officers

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
AND DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris [1] 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President, Secretary and Director of RE Investment Corporation (1990-Present) Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Advisers Corporation (1990-2002)	8	RE Advisers Corporation RE Investment Corporation

Anthony M. Marinello[2] 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990-Present	Retired (2004-Present) Vice President, Cooperative Network of NRECA (2000-2004)	8	None

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Secretary Chief Compliance Officer	2005-Present	Senior Director of Management Advisory Services, NRECA (2000-Present) Chief Compliance Officer of RE Investment Corporation (2005-Present) Chief Compliance Office of RE Advisers Corporation (2005-Present)	8	Not Applicable

Sheri M. Cooper 4301 Wilson Boulevard Arlington, VA 22203 03/10/64	Treasurer	2002-Present	Financial and Budget Analyst, NRECA (2005-Present) Vice President of the Finance Department, NRECA (2002-2005) Executive Director of the Finance Department, NRECA (2000-2001)	8	Not Applicable

1	Mr. Morris is a director who is an “interested person” of the Homestead Funds,within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris is also an Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

2	Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ Investment adviser, RE Advisers Corporation.

   Directors and Officers

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
December 31, 2006

		Value
COMMON STOCKS	Shares	(000)

(97.2% of portfolio)
CONSUMER DISCRETIONARY—10.5%
Amazon.Com, Inc. (a)	65,208	$2,573
Apollo Group, Inc. Class A (a)	29,567	1,152
AutoNation, Inc. (a)	30,237	645
AutoZone, Inc. (a)	11,422	1,320
Bed Bath & Beyond, Inc. (a)	59,201	2,256
Best Buy Co., Inc.	84,650	4,164
Big Lots, Inc. (a)	24,510	562
Black & Decker Corp.	14,082	1,126
Brunswick Corp.	19,991	638
Carnival Corp.	93,213	4,572
CBS Corp. Class B	163,615	5,102
Centex Corp.	25,855	1,455
Circuit City Stores, Inc.	31,532	598
Clear Channel Communications, Inc.	103,193	3,667
Coach, Inc. (a)	77,242	3,318
Comcast Corp. Class A (a)	441,651	18,695
D.R. Horton, Inc.	56,880	1,507
Darden Restaurants, Inc.	29,706	1,193
Dillard’s, Inc. Class A	13,693	479
DIRECTV Group, Inc. (a)	162,100	4,043
Dollar General Corp.	64,322	1,033
Dow Jones & Co., Inc.	12,569	478
Eastman Kodak Co.	61,027	1,574
eBay, Inc. (a)	243,697	7,328
EW Scripps Co. Class A	18,055	902
Family Dollar Stores, Inc.	33,168	973
Federated Department Stores, Inc.	113,240	4,318
Ford Motor Co. (a)	401,099	3,012
Fortune Brands, Inc.	31,265	2,670
Gannett Co., Inc.	50,094	3,029
Gap, Inc.	114,286	2,229
General Motors Corp.	118,147	3,629
Genuine Parts Co.	35,606	1,689
Goodyear Tire & Rubber Co. (a)	38,059	799
H&R Block, Inc.	69,033	1,591
Harley-Davidson, Inc.	55,312	3,898
Harman International Industries, Inc.	13,943	1,393
Harrah’s Entertainment, Inc.	38,556	3,189
Hasbro, Inc.	33,195	905
Hilton Hotels Corp.	81,798	2,855
Home Depot, Inc.	430,622	17,294
International Game Technology	72,177	3,335
Interpublic Group of Cos., Inc. (a)	88,768	1,087
JC Penney & Co., Inc.	47,336	3,662
Johnson Controls, Inc.	41,725	3,585
Jones Apparel Group, Inc.	24,054	804
KB HOME	15,914	816
Kohl’s Corp. (a)	69,127	4,730
Leggett & Platt, Inc.	38,373	917
Lennar Corp. Class A	28,791	1,510
Limited Brands	71,194	2,060
Liz Claiborne, Inc.	22,110	961
Lowe’s Cos., Inc.	324,557	10,110
Marriot International, Inc. Class A	71,406	3,407
Mattel, Inc.	81,695	1,851
McDonald’s Corp.	260,413	11,544
McGraw-Hill, Inc.	74,259	5,051
Meredith Corp.	8,973	506
New York Times Co. Class A	30,840	751
Newell Rubbermaid, Inc.	57,904	1,676
News Corp. Class A	496,345	10,661
NIKE, Inc. Class B	39,839	3,945
Nordstrom, Inc.	47,327	2,335
Office Depot, Inc. (a)	59,858	2,285
OfficeMax, Inc.	14,368	713
Omnicom Group, Inc.	35,730	3,735
Pulte Homes, Inc.	45,012	1,491
Radioshack Corp.	28,742	482
Sears Holdings Corp. (a)	17,607	2,957
Sherwin-Williams Co.	23,645	1,503
Snap-On, Inc.	12,587	600
Stanley Works	16,186	814
Staples, Inc.	152,606	4,075
Starbucks Corp. (a)	159,552	5,651
Starwood Hotels & Resorts Worldwide, Inc.	45,356	2,835
Target Corp.	182,425	10,407
Tiffany & Co.	30,159	1,183
Time Warner, Inc.	845,437	18,414
TJX Cos., Inc.	93,610	2,670
Tribune Co.	40,281	1,240
Univision Communications, Inc. Class A (a)	53,184	1,884
V.F. Corp.	18,547	1,522
Viacom, Inc. Class B (a)	147,967	6,071
Walt Disney Co.	436,355	14,954
Wendy’s International, Inc.	19,445	643
Whirlpool Corp.	16,314	1,354
Wyndham Worldwide Corp. (a)	41,656	1,334
Yum! Brands, Inc.	56,301	3,310

Total Consumer Discretionary		291,284

CONSUMER STAPLES—9.0%
Altria Group, Inc.	443,148	38,031
Anheuser-Busch Cos., Inc.	163,576	8,048
Archer-Daniels-Midland Co.	138,600	4,430
Avon Products, Inc.	94,744	3,130
Brown-Forman Corp. Class B	17,234	1,142
Campbell Soup Co.	45,335	1,763
Clorox Co.	31,410	2,015
Coca-Cola Co.	429,883	20,742
Coca-Cola Enterprises, Inc.	58,182	1,188
Colgate-Palmolive Co.	107,777	7,031
ConAgra Foods, Inc.	108,384	2,926
Constellation Brands, Inc. Class A (a)	42,839	1,243
Costco Wholesale Corp.	98,160	5,190
CVS Corp.	173,828	5,373
Dean Foods Co. (a)	28,488	1,204
Estee Lauder Cos, Inc. Class A	26,085	1,065
General Mills, Inc.	72,098	4,153

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

		Value
	Shares	(000)

(Consumer Staples continued)
H.J. Heinz Co.	70,540	$3,175
Hershey Foods Corp.	37,424	1,864
Kellogg Co.	51,894	2,598
Kimberly-Clark Corp.	95,667	6,501
Kroger Co.	152,500	3,518
McCormick & Co., Inc.	27,487	1,060
Molson Coors Brewing Co., Class B	9,674	739
Pepsi Bottling Group, Inc.	28,442	879
PepsiCo, Inc.	347,700	21,749
Procter & Gamble Co.	669,257	43,013
Reynolds American, Inc.	35,793	2,343
Safeway, Inc.	93,987	3,248
Sara Lee Corp.	159,220	2,712
SuperValu, Inc.	43,143	1,542
Sysco Corp.	129,690	4,767
Tyson Foods, Inc., Class A	53,967	888
UST Corp.	33,653	1,959
Wal-Mart Stores, Inc.	518,655	23,952
Walgreen Co.	214,277	9,833
Whole Foods Market, Inc.	29,093	1,365
Wrigley Wm., Jr. Co.	46,515	2,406

Total Consumer Staples		248,785

ENERGY—9.4%
Anadarko Petroleum Corp.	96,412	4,196
Apache Corp.	69,248	4,606
Baker Hughes, Inc.	67,398	5,032
BJ Services Co.	63,108	1,850
Chesapeake Energy Corp.	88,050	2,558
ChevronTexaco Corp.	461,642	33,944
ConocoPhillips	347,586	25,009
Devon Energy Corp.	93,214	6,253
El Paso Corp.	145,854	2,229
EOG Resources, Inc.	50,728	3,168
ExxonMobil Corp.	1,232,334	94,434
Halliburton Co.	212,954	6,612
Hess Corp.	57,066	2,829
Kinder Morgan, Inc.	22,209	2,349
Marathon Oil Corp.	74,794	6,918
Murphy Oil Corp.	39,623	2,015
Nabors Industries, Ltd. (a)	65,339	1,946
National Oilwell Varco, Inc. (a)	36,416	2,228
Noble Corp.	28,613	2,179
Occidental Petroleum Corp.	183,115	8,941
Rowan Cos., Inc.	23,312	774
Schlumberger, Ltd.	249,997	15,790
Smith International, Inc.	42,332	1,738
Sunoco, Inc.	25,642	1,599
Transocean, Inc. (a)	61,904	5,007
Valero Energy Corp.	127,305	6,513
Weatherford International Ltd. (a)	73,029	3,052
Williams Cos., Inc.	126,532	3,305
XTO Energy, Inc.	77,341	3,639

Total Energy		260,713

FINANCIALS—21.9%
ACE, Ltd.	68,370	4,141
AFLAC, Inc.	103,444	4,758
Allstate Corp.	131,623	8,570
Ambac Financial Group, Inc.	22,117	1,970
American Express Co.	256,477	15,560
American International Group, Inc.	550,102	39,420
Ameriprise Financial, Inc.	52,055	2,837
AON Corp.	66,231	2,341
Apartment Investment & Management Co. Class A	20,565	1,152
Archstone-Smith Trust	46,242	2,692
Bank of America Corp.	951,021	50,775
Bank of New York Co., Inc.	161,084	6,342
BB&T Corp.	113,373	4,980
Bear Stearns Cos., Inc.	25,379	4,131
Boston Properties, Inc.	24,276	2,716
Capital One Financial Corp.	86,384	6,636
CB Richard Ellis Group, Inc. Class A (a)	38,900	1,291
Charles Schwab Corp.	215,277	4,163
Chicago Mercantile Exchange Holdings, Inc.	7,459	3,802
Chubb Corp.	87,049	4,606
Cincinnati Financial Corp.	36,619	1,659
CIT Group, Inc.	42,131	2,350
Citigroup, Inc.	1,040,542	57,958
Comerica, Inc.	33,939	1,992
Commerce Bancorp. Inc.	38,423	1,355
Compass Bancshares, Inc.	27,185	1,622
Countrywide Financial Corp.	131,490	5,582
E*Trade Financial Corp. (a)	89,682	2,011
Equity Office Properties Trust	73,873	3,558
Equity Residential	61,100	3,101
Fannie Mae	205,469	12,203
Federal Home Loan Mortgage Corp.	146,803	9,968
Federated Investors, Inc. Class B	18,160	613
Fidelity National Information Services, Inc.	34,498	1,383
Fifth Third Bancorp	117,969	4,828
First Horizon National Corp.	26,198	1,095
Franklin Resources, Inc.	35,354	3,895
Genworth Financial, Inc. Class A	96,501	3,301
Goldman Sachs Group, Inc.	89,885	17,919
Hartford Financial Services Group, Inc.	67,089	6,260
Huntington Bancshares, Inc.	50,711	1,204
J.P. Morgan Chase & Co.	735,016	35,501
Janus Capital Group, Inc.	45,056	973
KeyCorp	83,775	3,186
Kimco Realty Corp.	47,843	2,151
Legg Mason, Inc.	27,686	2,632
Lehman Brothers Holdings, Inc.	113,292	8,850
Lincoln National Corp.	59,782	3,970
Loews Corp.	96,944	4,020
M & T Bank Corp.	16,052	1,961

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

		Value
	Shares	(000)

(Financials continued)
Marsh & McLennan Cos., Inc.	116,800	$3,581
Marshall & Ilsley Corp.	53,960	2,596
MBIA, Inc.	28,847	2,108
Mellon Financial Corp.	86,595	3,650
Merrill Lynch & Co., Inc.	187,113	17,420
MetLife, Inc.	161,409	9,525
MGIC Investment Corp.	18,418	1,152
Moody’s Corp.	49,487	3,418
Morgan Stanley	223,352	18,188
National City Corp.	133,791	4,891
Northern Trust Corp.	38,964	2,365
Plum Creek Timber Co., Inc.	38,698	1,542
PNC Financial Services Group, Inc.	62,042	4,594
Principal Financial Group, Inc.	56,228	3,301
Progressive Corp.	161,699	3,916
ProLogis	51,362	3,121
Prudential Financial, Inc.	100,521	8,631
Public Storage, Inc.	25,680	2,504
Realogy Corp. (a)	43,639	1,323
Regions Financial Corp.	153,917	5,756
SAFECO Corp.	21,841	1,366
Simon Property Group, Inc.	46,909	4,751
SLM Corp.	85,313	4,161
Sovereign Bancorp, Inc.	73,343	1,862
St. Paul Travelers Cos., Inc.	145,882	7,832
State Street Corp. (b)	69,744	4,704
SunTrust Banks, Inc.	76,113	6,428
Synovus Financial Corp.	67,819	2,091
T. Rowe Price Group, Inc.	55,753	2,440
Torchmark Corp.	20,742	1,323
U.S. Bancorp	370,737	13,417
UnumProvident Corp.	70,362	1,462
Vornado Realty Trust	27,180	3,302
Wachovia Corp.	403,744	22,993
Washington Mutual, Inc.	199,150	9,059
Wells Fargo Co.	714,949	25,424
Western Union Co.	162,410	3,641
XL Capital, Ltd. Class A	37,851	2,726
Zions Bancorp	22,290	1,838

Total Financials		604,386

HEALTH CARE—11.6%
Abbott Laboratories	325,078	15,835
Aetna, Inc.	110,591	4,775
Allergan, Inc.	32,090	3,842
AmerisourceBergen Corp.	41,365	1,860
Amgen, Inc. (a)	247,049	16,876
Applera Corp. — Applied Biosystems Group	38,487	1,412
Barr Pharmaceuticals, Inc. (a)	22,471	1,126
Bausch & Lomb, Inc.	11,361	591
Baxter International, Inc.	138,557	6,428
Becton, Dickinson & Co.	51,991	3,647
Biogen Idec, Inc. (a)	71,901	3,537
Biomet, Inc.	52,003	2,146
Boston Scientific Corp. (a)	248,691	4,273
Bristol-Myers Squibb Co.	417,718	10,994
C.R. Bard, Inc.	21,663	1,797
Cardinal Health, Inc.	85,634	5,517
Caremark Rx, Inc.	90,090	5,145
Celgene Corp. (a)	79,000	4,545
CIGNA Corp.	21,763	2,863
Coventry Health Care, Inc. (a)	33,705	1,687
Eli Lilly & Co.	208,848	10,881
Express Scripts, Inc. (a)	29,091	2,083
Forest Laboratories, Inc. (a)	66,417	3,361
Genzyme Corp. (a)	55,278	3,404
Gilead Sciences, Inc. (a)	97,402	6,324
Health Management Associates, Inc. Class A	50,557	1,067
Hospira, Inc. (a)	32,339	1,086
Humana, Inc. (a)	34,534	1,910
IMS Health, Inc.	42,014	1,155
Johnson & Johnson	613,981	40,535
King Pharmaceuticals, Inc. (a)	50,093	798
Laboratory Corp. of America Holdings (a)	26,382	1,938
Manor Care, Inc.	14,700	690
McKesson Corp.	62,129	3,150
Medco Health Solutions, Inc. (a)	62,067	3,317
MedImmune, Inc. (a)	48,823	1,580
Medtronic, Inc.	243,962	13,054
Merck & Co., Inc.	459,042	20,014
Millipore Corp. (a)	10,763	717
Mylan Laboratories Inc.	43,339	865
Patterson Cos., Inc. (a)	29,591	1,051
Pfizer, Inc.	1,526,997	39,549
Quest Diagnostics Inc.	33,907	1,797
Schering-Plough Corp.	314,004	7,423
St. Jude Medical, Inc. (a)	74,428	2,721
Stryker Corp.	61,705	3,401
Tenet Healthcare Corp. (a)	99,321	692
Thermo Electron Corp. (a)	85,997	3,895
UnitedHealth Group, Inc.	284,559	15,289
Watson Pharmaceuticals, Inc. (a)	22,071	575
Wellpoint, Inc. (a)	131,688	10,363
Wyeth	284,221	14,473
Zimmer Holdings, Inc. (a)	51,281	4,019

Total Health Care		322,073

INDUSTRIALS—10.6%
3M Co.	155,982	12,156
Allied Waste Industries, Inc. (a)	50,835	625
American Power Conversion Corp.	36,779	1,125
American Standard Cos., Inc.	37,436	1,716
Avery Dennison Corp.	19,933	1,354
Boeing Co.	167,871	14,914
Burlington Northern Santa Fe Corp.	76,490	5,646
Caterpillar, Inc.	137,003	8,402
Cintas Corp.	28,572	1,135
Cooper Industries, Ltd.	19,182	1,735
CSX Corp.	92,941	3,200
Cummins, Inc.	11,508	1,360
Danaher Corp.	49,582	3,592

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

		Value
	Shares	(000)

(Industrials continued)
Deere & Co.	48,394	$4,601
Dover Corp.	42,847	2,100
Eaton Corp.	32,077	2,410
Emerson Electric Co.	169,008	7,452
Equifax, Inc.	26,852	1,090
FedEx Corp.	64,549	7,011
Fluor Corp.	18,164	1,483
General Dynamics Corp.	85,678	6,370
General Electric Co.	2,177,851	81,038
Goodrich Co.	25,837	1,177
Honeywell International, Inc.	172,884	7,821
Illinois Tool Works, Inc.	87,506	4,042
Ingersoll-Rand Co. Class A	64,113	2,509
ITT Industries, Inc.	38,526	2,189
L-3 Communications Holdings, Inc.	25,281	2,068
Lockheed Martin Corp.	75,007	6,906
Masco Corp.	83,337	2,489
Monster Worldwide, Inc. (a)	26,276	1,226
Norfolk Southern Corp.	83,334	4,191
Northrop Grumman Corp.	71,806	4,861
PACCAR, Inc.	53,220	3,454
Pall Corp.	26,856	928
Parker-Hannifin Corp.	25,303	1,945
Pitney Bowes, Inc.	46,085	2,129
R.R. Donnelley & Sons Co.	45,803	1,628
Raytheon Co.	93,511	4,937
Robert Half International, Inc.	36,327	1,348
Rockwell Automation, Inc.	37,236	2,274
Rockwell Collins, Inc.	35,532	2,249
Ryder Systems, Inc.	12,821	655
Southwest Airlines Co.	166,660	2,553
Terex Corp. (a)	21,500	1,388
Textron, Inc.	27,058	2,537
Tyco International, Ltd.	421,181	12,804
Union Pacific Corp.	56,518	5,201
United Parcel Service, Inc. Class B	228,116	17,104
United Technologies Corp.	213,583	13,353
W.W. Grainger, Inc.	16,159	1,130
Waste Management, Inc.	112,537	4,138

Total Industrials		291,749

INFORMATION TECHNOLOGY—14.4%
ADC Telecommunications, Inc. (a)	25,096	365
Adobe Systems, Inc. (a)	122,225	5,026
Advanced Micro Devices, Inc. (a)	116,605	2,373
Affiliated Computer Services, Inc. Class A (a)	24,679	1,205
Agilent Technologies, Inc. (a)	86,267	3,006
Altera Corp. (a)	76,216	1,500
Analog Devices, Inc.	75,095	2,468
Apple Computer, Inc. (a)	179,554	15,233
Applied Materials, Inc.	289,679	5,345
Autodesk, Inc. (a)	48,583	1,966
Automatic Data Processing, Inc.	117,306	5,777
Avaya, Inc. (a)	92,417	1,292
BMC Software, Inc. (a)	44,771	1,442
Broadcom Corp. Class A (a)	97,879	3,162
CA, Inc.	86,100	1,950
CIENA Corp. (a)	18,068	501
Cisco Systems, Inc. (a)	1,282,397	35,048
Citrix Systems, Inc. (a)	38,274	1,035
Cognizant Technology Solutions Corp. Class A	29,900	2,307
Computer Sciences Corp. (a)	36,295	1,937
Compuware Corp. (a)	78,803	656
Comverse Technology, Inc. (a)	42,971	907
Convergys Corp. (a)	28,696	682
Corning, Inc. (a)	331,317	6,199
Dell, Inc. (a)	481,994	12,093
Electronic Arts, Inc. (a)	63,803	3,213
Electronic Data Systems Corp.	108,129	2,979
EMC Corp.	466,362	6,156
First Data Corp.	162,410	4,145
Fiserv, Inc. (a)	36,462	1,911
Google, Inc. Class A (a)	45,351	20,883
Hewlett-Packard Co.	577,631	23,793
IAC (a)	46,900	1,743
Intel Corp.	1,216,018	24,624
International Business Machines Corp.	318,025	30,896
Intuit, Inc. (a)	72,828	2,222
Jabil Circuit, Inc.	37,335	917
Juniper Networks Inc. (a)	117,475	2,225
KLA-Tencor Corp.	41,996	2,089
Lexmark International Group, Inc. Class A (a)	21,769	1,593
Linear Technology Corp.	63,875	1,937
LSI Logic Corp. (a)	82,199	740
Maxim Integrated Products, Inc.	67,368	2,063
Micron Technology, Inc. (a)	159,715	2,230
Microsoft Corp.	1,832,017	54,704
Molex, Inc.	29,603	936
Motorola, Inc.	509,619	10,478
National Semiconductor Corp.	62,815	1,426
NCR Corp. (a)	38,303	1,638
Network Appliance, Inc. (a)	78,313	3,076
Novell, Inc. (a)	69,067	428
Novellus Systems, Inc. (a)	27,450	945
NVIDIA Corp. (a)	74,136	2,744
Oracle Corp. (a)	851,387	14,593
Paychex, Inc.	70,251	2,778
PerkinElmer, Inc.	27,340	608
PMC-Sierra, Inc. (a)	43,362	291
QLogic Corp. (a)	34,395	754
QUALCOMM, Inc.	350,570	13,248
Sabre Holdings Corp. Class A	28,511	909
SanDisk Corp. (a)	48,429	2,084
Sanmina-SCI Corp. (a)	113,211	391
Solectron Corp. (a)	187,819	605
Sun Microsystems, Inc. (a)	735,209	3,985
Symantec Corp. (a)	198,688	4,143
Symbol Technologies, Inc.	52,353	782
Tektronix, Inc.	16,785	490
Tellabs, Inc. (a)	93,871	963

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

		Value
	Shares	(000)

(Information Technology continued)
Teradyne, Inc. (a)	41,522	$621
Texas Instruments, Inc.	314,217	9,049
Unisys Corp. (a)	73,007	572
VeriSign, Inc. (a)	51,462	1,238
Waters Corp. (a)	21,925	1,074
Xerox Corp. (a)	206,489	3,500
Xilinx, Inc.	72,429	1,724
Yahoo!, Inc. (a)	262,402	6,702

Total Information Technology		397,313

MATERIALS—3.0%
Air Products & Chemicals, Inc.	46,035	3,235
Alcoa, Inc.	180,719	5,423
Allegheny Technologies, Inc.	21,296	1,931
Ashland, Inc.	13,322	922
Ball Corp.	21,739	948
Bemis Co., Inc.	21,698	737
Consol Energy Inc.	38,421	1,235
Dow Chemical Co.	204,034	8,149
E.I. Du Pont de Nemours & Co.	195,949	9,545
Eastman Chemical Co.	16,917	1,003
Ecolab, Inc.	38,344	1,733
Freeport-McMoRan Copper & Gold, Inc. Class B	40,644	2,265
Hercules, Inc. (a)	24,773	478
International Flavors & Fragrances, Inc.	16,257	799
International Paper Co.	94,457	3,221
MeadWestvaco Corp.	37,708	1,134
Monsanto Co.	113,151	5,944
Newmont Mining Corp.	94,339	4,259
Nucor Corp.	64,112	3,504
Pactiv Corp. (a)	29,855	1,066
Peabody Energy Corp.	55,400	2,239
Phelps Dodge Corp.	42,645	5,105
PPG Industries, Inc.	34,599	2,222
Praxair, Inc.	67,634	4,013
Rohm & Haas Co.	29,991	1,533
Sealed Air Corp.	17,090	1,110
Sigma-Aldrich Corp.	13,837	1,075
Temple-Inland, Inc.	23,000	1,059
United States Steel Corp.	26,183	1,915
Vulcan Materials Co.	19,760	1,776
Weyerhaeuser Co.	49,587	3,503

Total Materials		83,081

TELECOMMUNICATION SERVICES—3.4%
ALLTEL Corp.	80,854	4,890
AT&T, Inc.	811,422	29,008
BellSouth Corp.	386,329	18,200
CenturyTel, Inc.	23,885	1,043
Citizens Communications Co.	69,090	993
Embarq Corp.	31,143	1,637
JDS Uniphase Corp. (a)	44,204	736
Qwest Communications International, Inc. (a)	332,980	2,787
Sprint Corp. (Fon Group)	613,076	11,581
Verizon Communications, Inc.	618,227	23,023
Windstream Corp.	99,356	1,413

Total Telecommunication Services		95,311

UTILITIES—3.4%
AES Corp. (a)	138,351	3,049
Allegheny Energy, Inc. (a)	34,008	1,561
Ameren Corp.	42,678	2,293
American Electric Power Co., Inc.	82,514	3,513
CenterPoint Energy, Inc.	64,100	1,063
CMS Energy Corp. (a)	46,751	781
Consolidated Edison, Inc.	54,385	2,614
Constellation Energy Group, Inc.	37,222	2,563
Dominion Resources, Inc.	74,121	6,214
DTE Energy Co.	37,063	1,794
Duke Energy Corp.	266,428	8,848
Dynegy Inc. Class A (a)	77,580	562
Edison International	67,978	3,092
Entergy Corp.	44,181	4,079
Exelon Corp.	142,321	8,808
FirstEnergy Corp.	69,031	4,163
FPL Group, Inc.	85,845	4,672
KeySpan Corp.	36,721	1,512
Nicor, Inc.	9,343	437
NiSource, Inc.	58,048	1,399
Peoples Energy Corp.	8,157	364
PG&E Corp.	73,854	3,495
Pinnacle West Capital Corp.	20,647	1,047
PPL Corp.	79,488	2,849
Progress Energy, Inc.	52,576	2,580
Public Service Enterprise Group, Inc.	52,589	3,491
Questar Corp.	18,000	1,495
Sempra Energy	54,262	3,041
Southern Co.	154,849	5,708
TECO Energy, Inc.	43,414	748
TXU Corp.	96,201	5,215
Xcel Energy, Inc.	84,065	1,939

Total Utilities		94,989

Total Common Stocks (Cost $1,689,558,213)		2,689,684

	Par
	Amount
U.S. GOVERNMENT SECURITIES	(000)

(0.2% of portfolio)
United States Treasury Bill, 4.83%, due 03/08/07(c)(d)	$4,299	$4,261

Total U.S. Government Securities (Cost $4,260,932)		4,261

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

		Value
MONEY MARKET FUNDS	Shares	(000)

(2.5% of portfolio)
AIM Short Term Investment Prime Portfolio	68,244	$68,244
Federated Money Market Obligations Trust	526	526

Total Money Market Funds (Cost $68,770,218)		68,770

TOTAL INVESTMENTS (Cost $1,762,589,363)—99.9%		2,762,715

OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%		3,981

NET ASSETS—100%		$2,766,696

	Number	Unrealized
	of	Appreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)

S&P 500 Financial Futures Contracts (long) Expiration date 03/2007	1,070	$12

TOTAL UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		$12

(a)	Non-income producing security.

(b)	Affiliated issuer. See table that follows for more information.

(c)	Rate represents annualized yield at date of purchase.

(d)	Security held as collateral in relation to initial margin requirements on futures contracts.

					Income
		Shares	Shares		Earned
	Number of	Purchased	Sold	Number of	for the	Realized
	Shares	for the	for the	Shares	Year Ended	Gain on
	Held at	Year Ended	Year Ended	Held at	12/31/06	Shares Sold
AFFILIATE TABLE	12/31/05	12/31/06	12/31/06	12/31/06	(000)	(000)

State Street Corp.	70,325	1,419	2,000	69,744	$56	$42

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
December 31, 2006

ASSETS	(Amounts in thousands)

Investments in unaffiliated issuers at market (identified cost $1,760,261)	$2,758,011
Investments in non-controlled affiliates at market (identified cost $2,328) (Note 4)	4,704

Total investments	2,762,715

Receivables:
Investment securities sold	421
Dividends and interest	3,949

Total assets	2,767,085

LIABILITIES
Payables:
Daily variation margin on futures contracts	285
Management fees (Note 4)	104

Total liabilities	389

NET ASSETS	$2,766,696

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio

For the Year Ended December 31, 2006

INVESTMENT INCOME	(Amounts in thousands)

Dividend income— unaffiliated issuers	$47,819
Dividend income— non-controlled affiliated issuers	56
Interest	2,803

Total investment income	50,678

EXPENSES
Management fees (Note 4)	1,146

Total expenses	1,146

NET INVESTMENT INCOME	49,532

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,724
Investments — non-controlled affiliated issuer	42
Future contracts	5,128

Net realized gain	9,894

Net change in unrealized appreciation (depreciation) on:
Investments	317,818
Futures contracts	778

Net change in unrealized appreciation	318,596

NET REALIZED AND UNREALIZED GAIN	328,490

NET INCREASE IN NET ASSETS FROM OPERATIONS	$378,022

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in thousands)

	For the Year	For the Year
	Ended	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2006	December 31, 2005

Operations
Net investment income	$49,532	$45,936
Net realized gain (loss) on investments and futures contracts	9,894	(7,186)
Net change in net unrealized appreciation (depreciation)	318,596	63,727

Net increase in net assets from operations	378,022	102,477

Capital Transactions
Proceeds from contributions	310,574	278,352
Contributions in-kind	8,054	—
Fair value of withdrawals	(383,063)	(457,339)
Withdrawals in-kind	—	(237,848)

Net decrease in net assets from capital transactions	(64,435)	(416,835)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	313,587	(314,358)

NET ASSETS
Beginning of period	2,453,109	2,767,467

End of period	$2,766,696	$2,453,109

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

	Year Ended December 31,

	2006	2005	2004	2003	2002

TOTAL RETURN (a)	15.75%	4.87%	10.86%	28.62%	(22.16)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,766,696	$2,453,109	$2,767,467	$2,714,672	$1,992,548
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.94%	1.84%	1.97%	1.74%	1.57%
Portfolio turnover rate (b)	10%	8%	9%	12%	13%

(a)	Results represent past performance and are not indicative of future results.

(b)	The portfolio turnover rate excludes in-kind security transactions.

   Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
December 31, 2006

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises six investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2006, only the Portfolio and State Street Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Use or Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the year ended December 31, 2006, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $237,271,572 and $269,069,491, respectively. The aggregate value of in-kind contributions and withdrawals were $8,053,539 and $0, respectively.

At December 31, 2006, the book cost of investments was $1,762,589,363, which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,064,901,605 and $64,775,938, respectively, resulting in net appreciation of $1,000,125,667 for all securities as computed on a federal income tax basis.

The difference between book and tax cost amounts are primarily due to wash sale loss deferrals.

Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2006 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

6. NEW ACCOUNTING PRONOUCEMENTS

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes— an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of the interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio’s 2007 semi-annual report, June 29, 2007. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

In addition, in September 2006, Statement of Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

GENERAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 30, 2006 (the “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering the Advisory Agreement, the Trustees had thoroughly reviewed the renewal materials provided by the Adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management Inc. (the “Adviser”) under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Portfolio and Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment man-

   Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2006

agement business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.6 trillion in assets under management as of September 30, 2006. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products is exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate, had been of uniformly high quality, and could be expected to remain so.

The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. Accordingly, they concluded that the performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended September 30, 2006. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability was in no case such as to render the advisory fee excessive.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that the Portfolio’s advisory fee and total expense ratio were lower than the average for its peer group. The Trustees concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee. The Board determined that the Adviser’s fees were fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fees excessive.

The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economics of scale were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves.

Appendix A

Report of Ernst & Young LLP,
Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the Portfolio) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2007

   Appendix A

STATE STREET EQUITY 500 INDEX PORTFOLIO
Independent Trustees
(Unaudited)

	POSITION(S)	TERM OF OFFICE		NUMBER OF FUNDS	OTHER
NAME, ADDRESS, AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	IN FUND COMPLEX[1]	DIRECTORSHIPS
DATE OF BIRTH (“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 07/07/44	Trustee and Chairman of the Board	Term: Indefinite Elected: 2/00	Chairman, Holland & Company L.L.C. (investment adviser) (1995–present).	12	Trustee, State Street Institutional Investment Trust;

					Director, the Holland Series Fund, Inc.; Director, the China Fund, Inc.; Chairman and Trustee, Scottish Widows Investment Partnership Trust; and Director, Reaves Utility Income Fund

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 01/20/37	Trustee	Term: Indefinite Elected: 2/00	Trustee of Old Mutual South Africa Master Trust (investments) (1995–present); Chairman emeritus, Children’s Hospital (1984–present); Director, Boston Plan For Excellence (non-profit) (1994–present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959–1999). Mr. Boyan retired in 1999.	12	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 DOB: 10/24/48	Trustee	Term: Indefinite Elected: 2/00	President of SpenceCare International LLC (1998–present); Member of the Advisory Board, Ingenium Corp. (technology company) (2001–present); Chief Executive Officer, IEmily.com (internet company) (2000–2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998–1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994–1998); Trustee, Eastern Enterprise (utilities) (1988–2000).	12	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 12/23/40	Trustee	Term: Indefinite Elected: 2/00	Executive Vice President of Chase Manhattan Bank (1987–1999). Mr. Williams retired in 1999.	12	Trustee, State Street Institutional Investment Trust

1	the “Fund Complex” consists of six series of the Trust and six series of State Street Institutional Investment Trust.

Appendix A

STATE STREET EQUITY 500 INDEX PORTFOLIO
Executive Officers
(Unaudited)

NAME, ADDRESS, AND	POSITION(S)	TERM OF OFFICE		NUMBER OF FUNDS	OTHER
DATE OF BIRTH	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	IN FUND COMPLEX	DIRECTORSHIPS
(“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS*	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 06/24/65	President	Term: Indefinite Elected: 4/05	President, SSgA Funds Management, Inc. (2005–present); Principal, SSgA Funds Management, Inc. (2001–2005); Principal, State Street Global Advisors (2000–2006); Senior Managing Director, State Street Global Advisors (2006–present).	—	—

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 07/04/51	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002–present); Managing Director, Deutsch Bank (including its predecessor, Scudder Investments), Fund Operations Unit (2001–2002); President, UAM Fund Services (1995–2001).	—	—

Karen Jacoppo-Wood State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 12/29/66	Secretary	Term: Indefinite Elected: 11/06	Vice President and Managing Counsel of State Street Bank and Trust Company (2006–present); Counsel of Pioneer Investment Management USA (2004–2006); Vice President and Counsel of State Street Bank and Trust Company (2002–2004).	—	—

Peter A. Ambrosini SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 DOB: 12/17/43	Chief Compliance Officer	Term: Indefinite Elected: 5/04	Senior Principal and Chief Compliance and Risk Management Officer, SSgA Funds Management, Inc. and State Street Global Advisors (2001–present); Managing Director, PricewaterhouseCoopers LLP (1986–2001).	—	—

*	Each officer may have served in various other capacities for the same organization during the length of time served.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

   Appendix A

Privacy Policy

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY

In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT

The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address
•	Social Security Number
•	investment objectives and experience
•	financial circumstances
•	employment
•	account balance and account transactions.

INFORMATION WE DISCLOSE

We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED

We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED

We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompter 3. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

Privacy Policy

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com
This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030, prompt 3.
Item 3. Audit Committee Financial Expert.
The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.
Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year 2005 Fiscal Year 2006	$110,000 $115,000

(b)	Audit-Related Fees
	Fiscal Year 2005 Fiscal Year 2006	$0 $0

(c)	Tax Fees
	Fiscal Year 2005 Fiscal Year 2006	$12,100[1] $17,600[1]

(d)	All Other Fees
	Fiscal Year 2005	$0
	Fiscal Year 2006	$0

[1]These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking StockSM Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

(e)	(1) Not applicable.

(2) Percentages of Services Approved by the Audit Committee

	Audit-Related Fees: Tax Fees: All Other Fees:	100% 100% Not Applicable

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Homestead Funds, Inc.’s financial statements for the period ending December 31, 2006 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Homestead Funds, Inc.’s Aggregate Non-Audit Fees

	2005	2006
Homestead Funds, Inc.	$12,100	$17,600
(h) Not Applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By	/s/ Peter R. Morris

Peter R. Morris
President

Date	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris

Peter R. Morris
President

Date	February 27, 2007

By	/s/ Sheri Cooper

Sheri Cooper
Treasurer

Date	February 27, 2007